UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-09086

TD Asset Management USA Funds Inc.

(FORMERLY KNOWN AS TD WATERHOUSE FAMILY OF FUNDS, INC.)

(Exact name of registrant as specified in charter)

31 West 52nd Street, New York, New York 10019

(Address of principal executive offices) (Zip code)

Mark Bell, TD Asset Management USA Funds Inc.

31 West 52nd Street, New York, New York 10015

(Name and address of agent for service)

Registrant’s telephone number, including area code:    212-827-7061

Date of fiscal year end:    October 31, 2008

Date of reporting period:   October 31, 2008

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e -1).

Annual Report
October 31, 2008

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
– Investor Class
– Premium Class
– Class A
– Select Class

TDAM U.S. Government Portfolio
– Investor Class
– Class A

TDAM Municipal Portfolio
– Investor Class
– Class A

TDAM California Municipal Money Market Portfolio
– Investor Class
– Class A

TDAM New York Municipal Money Market Portfolio
– Investor Class
– Class A

TD ASSET MANAGEMENT USA FUNDS INC.
Board of Directors and Executive Officers

DIRECTORS
George F. Staudter†	Lawrence J. Toal
Independent Financial Consultant	Retired CEO of The Dime Savings Bank
and Former Chairman, President
Richard W. Dalrymple	and CEO of Dime Bancorp, Inc.
President, The Kevin Scott
Dalrymple Foundation

James E. Kelly	Peter B. M. Eby
Consultant and Attorney,	Corporate Director
Fenwick Capital, LLC

EXECUTIVE OFFICERS
Mark Bell	Eric Kleinschmidt
President and	Treasurer and
Chief Executive Officer	Chief Financial Officer

Maya Gittens	Michele R. Teichner
Chief Legal Officer	Chief Compliance Officer

† Interested Director	David Faherty
Secretary

Service Providers

Investment Manager	Transfer Agent
& Administrator	TD AMERITRADE Clearing, Inc.
TDAM USA Inc.	1005 North Ameritrade Place
31 West 52nd Street	Bellevue, NE 68005
New York, NY 10019

Independent Registered	Shareholder Servicing Agent
Public Accounting Firm	TD AMERITRADE, Inc.
Ernst & Young, LLP	P.O. Box 2209
Two Commerce Square	Omaha, NE 68103-2209
2001 Market Street	Client Services Department
Philadelphia, PA 19103	800-669-3900

Custodian	Legal Counsel
The Bank of New York Mellon	Willkie Farr & Gallagher LLP
One Wall Street	787 Seventh Avenue
New York, NY 10286	New York, NY 10019

Distributor	Independent Directors Counsel
SEI Investments Distribution Co.	Morrison & Foerster LLP
One Freedom Valley Drive	2000 Pennsylvania Avenue, N.W.
Oaks, Pennsylvania 19456	Washington, DC 20006

TD ASSET MANAGEMENT USA FUNDS INC.

Commentary

Market Review

U.S. financial markets struggled over the fiscal year which ended October 31, 2008. The global credit crunch, which was triggered by defaults in the U.S. subprime mortgage market, started to seriously dampen both economic and earnings growth. Equity markets fell sharply over the 12 months, with the S&P 500 Index losing approximately 36%. Most of that decline occurred in 2008. Following the fiscal year-end, the index continued to lose ground in the final months of calendar 2008, hitting an 11-year low in November. Credit conditions remain very tight, with corporate spreads at their widest ever.

Concerns about falling stock prices and a weakening economy spurred demand for Treasury bonds, as investors sought a safe haven. Government bonds posted positive returns on the fiscal year and continued to rally towards the end of 2008, with the yields on 2-year to 30-year securities falling to record lows.

As it became apparent that the tighter credit conditions around the world were having a negative impact on the global economy, world policy makers took unprecedented action. The Federal Reserve Open Market Committee (Federal Reserve), European Central Bank and Bank of England, took numerous steps to inject liquidity into the financial markets to provide stability and restore confidence.

For example, interest rates were cut significantly; enhanced short-term loan programs were offered to meet financial institutions’ cash needs; new guarantees were given for bank deposits; and cash infusions were provided to shore up the capital requirements of major banks. For their part, the governments of several countries – including the U.S., U.K., Japan, China, and members of the European Union – also announced plans for fiscal stimulus packages to help bolster economic activity. In all, the Federal funds rate was reduced to 1.00% from 5.25%, and was expected to be cut further in December.

The combination of policy measures, some of them coordinated among global central banks, demonstrate that policy makers are prepared to take the necessary steps to ensure the financial system functions properly. Still, Federal Reserve Chairman Ben Bernanke warned that it would take some time to resolve the credit problem and return to a more stable situation. In the meantime, policy makers around the world continue to take new steps to help consumers and businesses manage though these difficult times and rejuvenate economic growth.

Evidence of an economic slowdown has come through recent economic data. The U.S. economy contracted at an annualized rate of 0.5% in the third quarter of 2008, the most since the 2001 recession. The economy is expected to shrink for a second straight quarter – the technical definition of a recession – in the final three months of the year. However, the National Bureau of Economic Research recently announced that the U.S. has officially been in recession since December 2007, already making this the longest economic downturn since the early 1980s.

A significant drop in consumer spending, which accounts for more than two-thirds of the economy, was the main factor for the third-quarter weakness. Consumers cut back by an annual rate of 3.7% during the three months. It was the first decline since 1991 and the biggest since 1980. The prospect of more thrifty consumers prompted companies to scale back on business investments, as well.

The pullback in spending is reflected in the erosion of consumer confidence, which hit a 28-year low in October. Sentiment picked up somewhat in November as oil prices slid below $50 a barrel from an all-time high of $147 reached in July. That reversal pushed gasoline prices down to around $2 a gallon in November, half of what drivers paid just months earlier.

Still, consumers remain concerned about rising unemployment, weak stock markets, and falling home prices. The economy has shed more jobs already in calendar 2008 than it gained in all of 2007; and the unemployment rate has risen to 6.7% from 4.7% a year earlier. Any turnaround in the economy is largely hinged on signs that house prices and home foreclosures appear to be stabilizing.

One bright spot, which gives the Federal Reserve and government some leeway to stimulate the economy, is inflation. Both overall and core inflation have been trending lower in recent months. The annual rate for the overall Consumer Price Index was 3.7% in October, compared with 4.9% the previous month. The closely watched core rate, which excludes the volatile food and energy prices, fell to 2.2% year over year from 2.5% in September. Core inflation's three-month annualized trend is now 1.1%, compared with 2.7% in September.

Looking ahead, it is still unclear what the full effect of the tight credit markets will be on the rest of the economy, or how long it will last. Investors remain focused on policy makers and their efforts to rejuvenate economic activity through monetary and fiscal policy.

On the monetary side, with the federal funds rate already quite low, the Federal Reserve has limited room to lower interest rates further. But Chairman Bernanke indicated he might use less conventional policies, such as buying longer-term Treasury or agency securities on the open market in substantial quantities to help bring down longer-term interest rates. As for fiscal policy, Congress is currently working on an economic stimulus package that could total more than $500 billion. The goal is to have the plan ready for a vote when Congress convenes in January after President-elect Barack Obama takes office.

As always, we thank you for your business. We look forward to helping you manage your money successfully.

/s/ Mark Bell

Mark Bell
President and Chief Executive Officer
TD Asset Management USA Funds Inc.

December 15, 2008

Money market funds are neither insured nor guaranteed, except to the extent provided by Temporary Guarantee Program for money market funds, by the Federal Deposit Insurance Corporation or the U.S. government and are not deposits or obligations of, or guaranteed by, any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. For a prospectus containing this and other information about the Funds, please call your financial adviser or TD AMERITRADE Institutional at 800-431-3500 or TD AMERITRADE Client Services at 800-669-3900. The prospectus should be read carefully before investing or sending money.

This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. The information should not be relied on as investment advice.

Distributor: SEI Investments Distribution Co., which is not affiliated with TD Asset Management USA Funds Inc.

Disclosure of Portfolio Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Portfolio’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2008 through October 31, 2008).

The table on the following page illustrates your Portfolio’s costs in two ways.

  Actual Expenses. Each row marked “Actual” in the table provides information about actual account values and actual expenses. This information helps you to estimate the actual expenses that you paid over the period after fee waivers and reimbursements. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

  To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number given for your Portfolio in the “Actual” line under the heading “Expenses Paid During Period.”

  Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. Each row in the table marked “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the applicable Portfolio’s actual expense ratio. This information assumes that the Portfolio had a return of 5% before expenses during the year, (which is not the Portfolio’s actual return) and that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide a hypothetical expense example based on a 5% return. You may use this information to compare the ongoing costs of investing in the Portfolios by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Disclosure of Portfolio Expenses (Cont’d.) (Unaudited)

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Annualized Expense Ratios 5/1/08 to 10/31/08	Expenses Paid During Period* 5/1/08 to 10/31/08

TDAM Money Market Portfolio – Investor Class

Actual	$1,000.00	$1,008.90	0.94%	$4.75
Hypothetical (5% Return before expenses)	1,000.00	1,020.41	0.94%	4.77

TDAM Money Market Portfolio – Premium Class

Actual	1,000.00	1,010.60	0.60%	3.03
Hypothetical (5% Return before expenses)	1,000.00	1,022.12	0.60%	3.05

TDAM Money Market Portfolio – Class A

Actual	1,000.00	1,008.50	1.02%	5.15
Hypothetical (5% Return before expenses)	1,000.00	1,020.01	1.02%	5.18

TDAM Money Market Portfolio – Select Class

Actual	1,000.00	1,010.50	0.62%	3.13
Hypothetical (5% Return before expenses)	1,000.00	1,022.02	0.62%	3.15

TDAM U.S. Government Portfolio – Investor Class

Actual	1,000.00	1,006.10	0.98%	4.94
Hypothetical (5% Return before expenses)	1,000.00	1,020.21	0.98%	4.98

TDAM U.S. Government Portfolio – Class A

Actual	1,000.00	1,005.70	1.06%	5.34
Hypothetical (5% Return before expenses)	1,000.00	1,019.81	1.06%	5.38

TDAM Municipal Portfolio – Investor Class

Actual	1,000.00	1,006.60	1.01%	5.09
Hypothetical (5% Return before expenses)	1,000.00	1,020.06	1.01%	5.13

TDAM Municipal Portfolio – Class A

Actual	1,000.00	1,006.20	1.09%	5.50
Hypothetical (5% Return before expenses)	1,000.00	1,019.66	1.09%	5.53

TDAM California Municipal Money Market Portfolio – Investor Class

Actual	1,000.00	1,005.80	1.00%	5.04
Hypothetical (5% Return before expenses)	1,000.00	1,020.11	1.00%	5.08

TDAM California Municipal Money Market Portfolio – Class A

Actual	1,000.00	1,005.40	1.08%	5.44
Hypothetical (5% Return before expenses)	1,000.00	1,019.71	1.08%	5.48

TDAM New York Municipal Money Market Portfolio – Investor Class

Actual	1,000.00	1,006.20	1.05%	5.30
Hypothetical (5% Return before expenses)	1,000.00	1,019.86	1.05%	5.33

TDAM New York Municipal Money Market Portfolio – Class A

Actual	1,000.00	1,005.80	1.14%	5.75
Hypothetical (5% Return before expenses)	1,000.00	1,019.41	1.14%	5.79

*	Expenses are equal to the respective class of each Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

TD ASSET MANAGEMENT USA FUNDS INC.
Notice to the Shareholders – October 31, 2008 (unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2008, the Portfolio is designating the following items with regard to distributions paid during the year:

	Capital Gain Distribution	Ordinary Income Distribution	Tax Exempt Income Distribution	Total	U.S. Government Interest[1]	Interest Related Dividends[2]	Short-Term Capital Gain Dividends[3]
TDAM Money Market Portfolio	0.00%	100.00%	0.00%	100.00%	0.31%	91.49%	0.00%

TDAM U.S. Government Portfolio	0.00%	100.00%	0.00%	100.00%	35.89%	88.49%	0.00%

TDAM Municipal Portfolio	0.00%	0.29%	99.71%	100.00%	0.00%	87.74%	0.00%

TDAM California Municipal
Money Market Portfolio	0.38%	0.94%	98.68%	100.00%	0.00%	87.79%	100.00%

TDAM New York Municipal
Money Market Portfolio	1.08%	0.27%	98.65%	100.00%	0.00%	89.80%	0.00%

1.	U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of net investment income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax provided the portfolio meets certain requirements.
2.	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
3.	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV and/or Form 1099-INT.

TD ASSET MANAGEMENT USA FUNDS INC.
PORTFOLIO SUMMARIES AS OF 10/31/08 (unaudited)

*	The seven-day yield is calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market portfolio yields fluctuate, and that past performance is not an indication of future results.
**	Maturity and Portfolio compositions are subject to change.
***	U.S. government guarantee applies to the underlying securities of the Portfolio and not the Portfolio shares.

TD ASSET MANAGEMENT USA FUNDS INC.
PORTFOLIO SUMMARIES AS OF 10/31/08 (unaudited)

*	The seven-day yield is calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market portfolio yields fluctuate, and that past performance is not an indication of future results.
**	Maturity and portfolio compositions are subject to change.
***	Income may be subject to federal alternative minimum tax.
****	Tax-equivalent yields for the Investor Class shares of the Municipal, California Municipal Money Market and New York Municipal Money Market Portfolios are 1.62%, 1.21% and 1.25%, respectively; and the tax-equivalent yields for the Class A shares of the Municipal, California Municipal Money Market and New York Municipal Money Market Portfolios are 1.49%, 1.05% and 1.11%, respectively. This is assuming a 2008 maximum tax rate of 35% federal for the Municipal Portfolio, 43.8% federal and state for the California Municipal Money Market Portfolio, and 42.5% federal and state for the New York Municipal Money Market Portfolio.

TABLE OF CONTENTS

Statements of Assets and Liabilities	11

Statements of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	16

TDAM Money Market Portfolio Schedule of Investments	23

TDAM U.S. Government Portfolio Schedule of Investments.	28

TDAM Municipal Portfolio Schedule of Investments.	30

TDAM California Municipal Money Market Portfolio Schedule of Investments	36

TDAM New York Municipal Money Market Portfolio Schedule of Investments	38

Notes to Schedules of Investments	40

Report of Independent Registered Public Accounting Firm	41

Directors and Officers Information	42

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-669-3900, or by visiting the SEC’s website at http://www.sec.gov.

The Portfolios’ proxy voting record for the most recent 12-month period ended June 30th is available, without charge, online at www.tdamusa.com. Login to our website and click on Individual Investors, Proxy Voting Rights. It is also available by visiting the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q filings are available online at www.tdamusa.com. Login to our website and click on Individual Investors, Financial Reporting, Quarterly Portfolio Holdings Report. They are also available by visiting the SEC’s website at http://www.sec.gov; and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

Statements of Assets and Liabilities
October 31, 2008

	TDAM Money Market Portfolio	TDAM U.S. Government Portfolio	TDAM Municipal Portfolio	TDAM California Municipal Money Market Portfolio	TDAM New York Municipal Money Market Portfolio
ASSETS
Investments in securities, at value
(including repurchase agreements of
$1,423,168,000, $381,361,000, $0, $0,
and $0, respectively) (Note 2)	$18,575,737,401	$5,868,359,327	$1,011,354,219	$383,815,977	$207,725,000
Cash	793	328	48,722,483	18,859,033	11,580,674
Receivable for capital shares sold	365,741,764	166,685,209	41,727,312	5,809,175	4,030,554
Receivable for investment securities sold	—	—	46,900,000	9,200,000	—
Interest receivable	16,737,599	7,065,631	2,652,473	922,529	597,458
Prepaid expenses	4,710,924	1,336,365	305,421	134,872	124,612

TOTAL ASSETS	18,962,928,481	6,043,446,860	1,151,661,908	418,741,586	224,058,298
LIABILITIES
Payable for capital shares redeemed	219,413,607	98,443,792	16,964,400	6,694,539	2,041,396
Payable for investment
securities purchased	—	—	—	300,484	—
Payable to Investment Manager and its
affiliates (Note 3)	13,484,856	4,614,303	845,009	333,489	187,570
Dividends payable to shareholders	1,681,996	206,400	136,881	38,096	48,338
Accrued expenses	296,988	945,919	63,587	48,119	13,756

TOTAL LIABILITIES	234,877,447	104,210,414	18,009,877	7,414,727	2,291,060

NET ASSETS	$18,728,051,034	$5,939,236,446	$1,133,652,031	$411,326,859	$221,767,238

Net assets consist of:
Paid-in capital ($.0001 par value
common stock, 29 billion, 14 billion,
10 billion, 10 billion and 10 billion
shares authorized, respectively)	$18,727,848,164	$5,939,216,215	$1,133,685,255	$411,334,158	$221,755,352
Undistributed (Distributions in excess
of) net investment income	(431)	(32,057)	—	336	(3,718)
Accumulated net realized gains (losses)
from security transactions	203,301	52,288	(33,224)	(7,635)	15,604

Net assets, at value	$18,728,051,034	$5,939,236,446	$1,133,652,031	$411,326,859	$221,767,238

Investor Class net asset value,
redemption price and offering
price per share (Note 2)	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

	($8,105,457,003 ÷ 8,105,408,115 shares)	($2,957,139,777 ÷ 2,957,128,582 shares)	($623,347,358 ÷ 623,389,323 shares)	($258,561,280 ÷ 258,558,542 shares)	($129,653,709 ÷ 129,653,819 shares)

Premium Class net asset value,
redemption price and offering
price per share (Note 2)	$ 1.00	N/A	N/A	N/A	N/A

	($923,397,155 ÷ 923,389,845 shares)

Class A net asset value,
redemption price and offering
price per share (Note 2)	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

	($6,372,552,847 ÷ 6,372,450,521 shares)	($2,982,096,669 ÷ 2,982,087,633 shares)	($510,304,673 ÷ 510,295,933 shares)	($152,765,579 ÷ 152,775,616 shares)	($92,113,529 ÷ 92,118,531 shares)

Select Class net asset value,
redemption price and offering
price per share (Note 2)	$ 1.00	N/A	N/A	N/A	N/A

	($3,326,644,029 ÷ 3,326,599,682 shares)

Please see accompanying notes to financial statements.

Statements of Operations
For the Year Ended October 31, 2008

	TDAM Money Market Portfolio	TDAM U.S. Government Portfolio	TDAM Municipal Portfolio	TDAM California Municipal Money Market Portfolio	TDAM New York Municipal Money Market Portfolio
INVESTMENT INCOME
Interest income	$669,822,199	$104,002,174	$23,349,795	$9,387,402	$5,397,936

EXPENSES
Distribution fees (Note 3)	90,694,874	17,982,087	4,297,566	1,839,566	1,041,258
Shareholder servicing fees (Note 3)	41,691,895	9,310,477	2,285,891	973,757	546,034
Transfer agent fees (Note 3)	19,286,137	3,724,140	914,344	389,497	218,411
Investment management fees (Note 3)	16,305,336	3,279,480	913,626	389,497	218,411
Directors' fees (Note 4)	18,762	17,095	17,112	17,177	19,400
Registration fees	7,167,293	1,289,941	794,591	195,970	201,962
Shareholder reports and mailing	1,520,564	1,105,060	41,442	9,115	13,427
Custody fees	576,736	139,766	103,758	81,617	28,877
Professional fees	240,395	73,741	58,358	49,899	51,155
Temporary Guarantee Program fees (Note 7)	712,942	162,435	30,635	13,251	7,104
Other expenses	224,295	41,822	26,763	16,830	14,017

TOTAL EXPENSES	178,439,229	37,126,044	9,484,086	3,976,176	2,360,056
Reduction in custody fees due to
earnings credits (Note 2)	(61,030)	(25,852)	(7,426)	(3,056)	(3,076)

NET EXPENSES	178,378,199	37,100,192	9,476,660	3,973,120	2,356,980

NET INVESTMENT INCOME	491,444,000	66,901,982	13,873,135	5,414,282	3,040,956

NET REALIZED GAINS (LOSSES) FROM
SECURITY TRANSACTIONS	(44,676,584)	56,037	50,256	(7,176)	15,823

NET INCREASE FROM PAYMENT BY
AFFILIATE (NOTE 1)	45,000,000	—	—	—	—

NET INCREASE IN NET ASSETS FROM
OPERATIONS	$491,767,416	$66,958,019	$13,923,391	$5,407,106	$3,056,779

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM MONEY MARKET PORTFOLIO		TDAM U.S. GOVERNMENT PORTFOLIO		TDAM MUNICIPAL PORTFOLIO
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
OPERATIONS:
Net investment income	$ 491,444,000	$ 524,008,709	$ 66,901,982	$ 84,221,199	$ 13,873,135	$ 20,738,621
Net realized gains (losses)
from security transactions	(44,676,584)	(12,088)	56,037	(20,867)	50,256	67,746
Net increase from
payment by affiliate	45,000,000	—	—	—	—	—

Net increase in net
assets from operations	491,767,416	523,996,621	66,958,019	84,200,332	13,923,391	20,806,367

DIVIDENDS TO
SHAREHOLDERS:
From net investment income
Investor Class	(232,421,399)	(434,582,416)	(41,335,415)	(81,187,312)	(10,595,027)	(20,434,334)
Premium Class	(40,322,415)	(75,035,277)	—	—	—	—
Class A	(149,373,682)	(10,478,679)	(25,598,624)	(3,033,887)	(3,278,108)	(304,287)
Select Class	(69,326,504)	(3,912,337)	—	—	—	—

Total dividends to
shareholders	(491,444,000)	(524,008,709)	(66,934,039)	(84,221,199)	(13,873,135)	(20,738,621)

CAPITAL SHARE
TRANSACTIONS
($1.00 per share):
Investor Class:
Proceeds from shares sold	37,841,907,605	41,439,655,857	9,902,893,028	8,311,956,490	2,693,485,689	2,954,708,201
Shares issued in
reinvestment of dividends	222,957,011	410,244,293	39,877,946	76,886,519	10,113,428	19,291,437
Payments for shares
redeemed	(39,511,454,304)	(40,916,218,245)	(8,975,207,359)	(8,096,061,202)	(2,784,332,415)	(3,010,898,910)

Net increase (decrease)
in net assets from
investor class shares	(1,446,589,688)	933,681,905	967,563,615	292,781,807	(80,733,298)	(36,899,272)

Premium Class:
Proceeds from shares sold	1,861,056,598	2,625,362,870	—	—	—	—
Shares issued in
reinvestment of dividends	30,978,202	67,649,233	—	—	—	—
Payments for shares
redeemed	(2,387,640,785)	(2,733,853,660)	—	—	—	—

Net decrease in net
assets from premium
class shares	(495,605,985)	(40,841,557)	—	—	—	—

Class A:
Proceeds from shares sold	40,814,278,611	3,558,008,314	10,432,969,631	898,495,648	1,670,977,040	197,815,834
Shares issued in
reinvestment of dividends	143,274,553	9,914,047	24,620,074	2,881,387	3,077,900	275,329
Payments for shares
redeemed	(35,945,434,394)	(2,207,590,610)	(7,851,081,224)	(525,797,883)	(1,223,322,766)	(138,527,404)

Net increase in net assets
from class A shares	5,012,118,770	1,360,331,751	2,606,508,481	375,579,152	450,732,174	59,563,759

Select Class:
Proceeds from shares sold	16,980,429,645	1,250,382,197	—	—	—	—
Shares issued in
reinvestment of dividends	65,707,222	3,687,209	—	—	—	—
Payments for shares
redeemed	(14,430,122,350)	(543,484,241)	—	—	—	—

Net increase in net assets
from select class shares	2,616,014,517	710,585,165	—	—	—	—

Net increase in net assets
from capital share
transactions	5,685,937,614	2,963,757,264	3,574,072,096	668,360,959	369,998,876	22,664,487

TOTAL INCREASE
IN NET ASSETS	5,686,261,030	2,963,745,176	3,574,096,076	668,340,092	370,049,132	22,732,233
NET ASSETS:
Beginning of year	13,041,790,004	10,078,044,828	2,365,140,370	1,696,800,278	763,602,899	740,870,666

End of year	$ 18,728,051,034	$ 13,041,790,004	$ 5,939,236,446	$ 2,365,140,370	$ 1,133,652,031	$ 763,602,899

Distributions in excess of
net investment income	$ (431)	$ (431)	$ (32,057)	$ —	$ —	$ —

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM CALIFORNIA MUNICIPAL MONEY MARKET PORTFOLIO		TDAM NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
OPERATIONS:
Net investment income	$ 5,414,282	$ 8,167,469	$ 3,040,956	$ 3,902,561
Net realized gains (losses) from security transactions	(7,176)	30,910	15,823	32,446

Net increase in net assets from operations	5,407,106	8,198,379	3,056,779	3,935,007

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Investor Class	(3,979,964)	(8,069,137)	(2,057,327)	(3,874,123)
Class A	(1,433,982)	(98,332)	(983,629)	(28,438)
From net realized gain on security transactions
Investor Class	(23,336)	(5,549)	(22,375)	(99,228)
Class A	(8,097)	—	(10,290)	—

Total dividends to shareholders	(5,445,379)	(8,173,018)	(3,073,621)	(4,001,789)

CAPITAL SHARE TRANSACTIONS ($1.00 per share):
Investor Class:
Proceeds from shares sold	1,062,748,509	1,126,227,757	534,888,964	520,959,547
Shares issued in reinvestment of dividends	3,790,020	7,654,687	1,956,354	3,737,495
Payments for shares redeemed	(1,101,354,796)	(1,159,313,666)	(554,389,850)	(525,372,091)

Net decrease in net assets from investor class shares	(34,816,267)	(25,431,222)	(17,544,532)	(675,049)

Class A:
Proceeds from shares sold	796,820,709	56,445,622	498,934,561	20,258,261
Shares issued in reinvestment of dividends	1,340,770	85,004	912,858	26,284
Payments for shares redeemed	(663,119,845)	(38,796,644)	(417,557,651)	(10,455,782)

Net increase in net assets from class A shares	135,041,634	17,733,982	82,289,768	9,828,763

Net increase (decrease) in net assets from capital share transactions	100,225,367	(7,697,240)	64,745,236	9,153,714

TOTAL INCREASE (DECREASE) IN NET ASSETS	100,187,094	(7,671,879)	64,728,394	9,086,932
NET ASSETS:
Beginning of year	311,139,765	318,811,644	157,038,844	147,951,912

End of year	$ 411,326,859	$ 311,139,765	$ 221,767,238	$ 157,038,844

Undistributed (Distributions in excess of) net investment income	$ 336	$ —	$ (3,718)	$ (3,718)

Please see accompanying notes to financial statements.

Financial Highlights
For the years ended October 31, For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized Gains (Losses) on Investments		Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions

TDAM Money Market Portfolio
Investor Class
2008	$1.00	$0.024	$(0.000	)*	$0.024	$(0.024)	$ —		$(0.024)
2007	1.00	0.045	—		0.045	(0.045)	—		(0.045)
2006	1.00	0.040	—		0.040	(0.040)	—		(0.040)
2005	1.00	0.022	0.000	*	0.022	(0.022)	(0.000	)*	(0.022)
2004	1.00	0.005	—		0.005	(0.005)	—		(0.005)

Premium Class[1]
2008	$1.00	$0.028	$0.000	*	$0.028	$(0.028)	$ —		$(0.028)
2007	1.00	0.048	—		0.048	(0.048)	—		(0.048)
2006	1.00	0.031	—		0.031	(0.031)	—		(0.031)

Class A2
2008	$1.00	$0.023	$0.000	*	$0.023	$(0.023)	$ —		$(0.023)
2007	1.00	0.020	—		0.020	(0.020)	—		(0.020)

Select Class[3]
2008	$1.00	$0.028	$0.000	*	$0.028	$(0.028)	$ —		$(0.028)
2007	1.00	0.016	—		0.016	(0.016)	—		(0.016)

TDAM U.S. Government Portfolio
Investor Class
2008	$1.00	$0.019	$0.000	*	$0.019	$(0.019)	$ —		$(0.019)
2007	1.00	0.044	—		0.044	(0.044)	—		(0.044)
2006	1.00	0.039	—		0.039	(0.039)	—		(0.039)
2005	1.00	0.021	0.000	*	0.021	(0.021)	(0.000	)*	(0.021)
2004	1.00	0.004	—		0.004	(0.004)	—		(0.004)

Class A4
2008	$1.00	$0.017	$0.001		$0.018	$(0.018)	$ —		$(0.018)
2007	1.00	0.018	—		0.018	(0.018)	—		(0.018)

TDAM Municipal Portfolio
Investor Class
2008	$1.00	$0.015	$0.000	*	$0.015	$(0.015)	$ —		$(0.015)
2007	1.00	0.027	—		0.027	(0.027)	—		(0.027)
2006	1.00	0.024	—		0.024	(0.024)	—		(0.024)
2005	1.00	0.014	—		0.014	(0.014)	—		(0.014)
2004	1.00	0.004	—		0.004	(0.004)	—		(0.004)

Class A5
2008	$1.00	$0.014	$0.000	*	$0.014	$(0.014)	$ —		$(0.014)
2007	1.00	0.011	—		0.011	(0.011)	—		(0.011)

TDAM California Municipal Money Market Portfolio
Investor Class
2008	$1.00	$0.014	$0.000	*	$0.014	$(0.014)	$(0.000	)*	$(0.014)
2007	1.00	0.026	—		0.026	(0.026)	—		(0.026)
2006	1.00	0.024	—		0.024	(0.024)	—		(0.024)
2005	1.00	0.015	0.000	*	0.015	(0.015)	(0.000	)*	(0.015)
2004	1.00	0.005	—		0.005	(0.005)	—		(0.005)

Class A6
2008	$1.00	$0.013	$0.000	*	$0.013	$(0.013)	$(0.000	)*	$(0.013)
2007	1.00	0.010	—		0.010	(0.010)	—		(0.010)

TDAM New York Municipal Money Market Portfolio
Investor Class
2008	$1.00	$0.014	$0.000	*	$0.014	$(0.014)	$(0.000	)*	$(0.014)
2007	1.00	0.026	0.001		0.027	(0.026)	(0.001)		(0.027)
2006	1.00	0.024	—		0.024	(0.024)	—		(0.024)
2005	1.00	0.015	—		0.015	(0.015)	—		(0.015)
2004	1.00	0.004	—		0.004	(0.004)	—		(0.004)

Class A7
2008	$1.00	$0.013	$0.000	*	$0.013	$(0.013)	$(0.000	)*	$(0.013)
2007	1.00	0.010	—		0.010	(0.010)	—		(0.010)

	Net Asset Value, End of Period	Total Investment Return†	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets

TDAM Money Market Portfolio
Investor Class
2008	$1.00	2.47%	$8,105,457	0.93%	0.93%	2.47%
2007	1.00	4.57%	9,551,893	0.94%	0.94%	4.48%
2006	1.00	4.10%	8,618,222	0.88%	0.90%	4.06%
2005	1.00	2.20%	6,391,481	0.82%	0.91%	2.17%
2004	1.00	0.52%	6,252,453	0.82%	0.91%	0.49%

Premium Class[1]
2008	$1.00	2.81%	$ 923,397	0.60%	0.60%	2.80%
2007	1.00	4.92%	1,418,980	0.60%	0.60%	4.81%
2006	1.00	3.15%	1,459,823	0.56%‡	0.56%‡	4.64%‡

Class A2
2008	$1.00	2.39%	$6,372,553	1.01%	1.01%	2.32%
2007	1.00	1.95%	1,360,332	1.04%‡	1.04%‡	4.45%‡

Select Class[3]
2008	$1.00	2.80%	$3,326,644	0.61%	0.61%	2.55%
2007	1.00	1.60%	710,585	0.63%‡	0.63%‡	4.81%‡

TDAM U.S. Government Portfolio
Investor Class
2008	$1.00	1.93%	$2,957,140	0.96%	0.96%	1.88%
2007	1.00	4.45%	1,989,556	0.94%	0.94%	4.35%
2006	1.00	3.97%	1,696,800	0.91%	0.93%	3.93%
2005	1.00	2.11%	1,561,282	0.92%	0.92%	2.09%
2004	1.00	0.45%	1,484,805	0.82%	0.92%	0.45%

Class A4
2008	$1.00	1.85%	$2,982,096	1.04%	1.04%	1.67%
2007	1.00	1.79%	375,584	1.03%‡	1.03%‡	4.12%‡

TDAM Municipal Portfolio
Investor Class
2008	$1.00	1.55%	$ 623,347	1.02%	1.02%	1.55%
2007	1.00	2.74%	704,039	0.98%	0.98%	2.70%
2006	1.00	2.47%	740,871	0.92%	0.95%	2.44%
2005	1.00	1.38%	718,969	0.81%	0.93%	1.37%
2004	1.00	0.39%	740,484	0.81%	0.93%	0.38%

Class A5
2008	$1.00	1.46%	$ 510,305	1.10%	1.10%	1.43%
2007	1.00	1.15%	59,564	1.10%‡	1.10%‡	2.58%‡

TDAM California Municipal Money Market Portfolio
Investor Class
2008	$1.00	1.42%	$ 258,561	1.00%	1.00%	1.42%
2007	1.00	2.68%	293,406	0.98%	0.98%	2.65%
2006	1.00	2.47%	318,812	0.89%	0.95%	2.44%
2005	1.00	1.51%	293,172	0.70%	0.94%	1.51%
2004	1.00	0.46%	259,312	0.70%	0.94%	0.46%

Class A6
2008	$1.00	1.34%	$ 152,766	1.08%	1.08%	1.32%
2007	1.00	1.04%	17,734	1.11%‡	1.11%‡	2.54%‡

TDAM New York Municipal Money Market Portfolio
Investor Class
2008	$1.00	1.45%	$ 129,654	1.05%	1.05%	1.42%
2007	1.00	2.70%	147,210	1.04%	1.04%	2.60%
2006	1.00	2.44%	147,952	0.91%	0.98%	2.40%
2005	1.00	1.48%	152,577	0.70%	0.97%	1.48%
2004	1.00	0.43%	140,319	0.70%	0.97%	0.43%

Class A7
2008	$1.00	1.37%	$ 92,113	1.13%	1.13%	1.35%
2007	1.00	1.04%	9,829	1.21%‡	1.21%‡	2.43%‡

*	Amount represents less than $0.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. This return is not annualized.
‡	Annualized.
1	Premium Class shares commenced operations on February 27, 2006.
2	Class A shares commenced operations on May 24, 2007.
3	Select Class shares commenced operations on July 3, 2007.
4	Class A shares commenced operations on May 30, 2007.
5	Class A shares commenced operations on May 25, 2007.
6	Class A shares commenced operations on June 5, 2007.
7	Class A shares commenced operations on May 31, 2007.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

Note 1 — Organization

TD Asset Management USA Funds Inc. (the “Company”) was organized as a Maryland corporation on August 16, 1995. The Company changed its name from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). Shares of the Company are registered under the Securities Act of 1933, as amended. The Company currently has ten portfolios. This shareholder report only applies to the TDAM Money Market Portfolio (the “Money Market Portfolio”), the TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”), the TDAM Municipal Portfolio (the “Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”), and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) (each a “Portfolio” and collectively the “Portfolios”). Each Portfolio is a diversified investment portfolio, except for the California Portfolio and the New York Portfolio, which are non-diversified. The investment objective of each diversified Portfolio is to seek maximum current income to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share. The investment objective of each of the California Portfolio and the New York Portfolio is to seek maximum current income that is exempt from federal and California State or New York State and City (as applicable) income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share. The Money Market Portfolio has the flexibility to invest broadly in U.S. dollar-denominated securities of domestic and foreign issuers. The U.S. Government Portfolio offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Municipal Portfolio offers investors Federal tax-exempt income by investing primarily in municipal securities. The California Portfolio and the New York Portfolio offer investors tax-exempt income on a Federal level by investing primarily in municipal securities, along with tax-exempt income in their respective states.

On June 17, 2008, the Board of Directors approved the reclassification and designation of the shares of the five Portfolios as follows:

Authorized Shares

TDAM Money Market Portfolio — Investor Class	15 billion
TDAM Money Market Portfolio — Premium Class	5 billion
TDAM Money Market Portfolio — Class A	7 billion
TDAM Money Market Portfolio — Select Class	2 billion
TDAM U.S. Government Portfolio — Investor Class	8 billion
TDAM U.S. Government Portfolio — Class A	6 billion
TDAM Municipal Portfolio — Investor Class	5 billion
TDAM Municipal Portfolio — Class A	5 billion
TDAM California Municipal Money Market Portfolio — Investor Class	8 billion
TDAM California Municipal Money Market Portfolio — Class A	2 billion
TDAM New York Municipal Money Market Portfolio — Investor Class	8 billion
TDAM New York Municipal Money Market Portfolio — Class A	2 billion

On December 20, 2007, an affiliate of the TDAM USA Inc. (the Company’s “Investment Manager” and “Administrator”) purchased at amortized cost plus accrued interest from the Money Market Portfolio a security with a face value of $300,000,000. Although this holding remained eligible to be held by the Money Market Portfolio, because of current conditions in the credit markets, including the illiquidity of certain types of instruments that have direct or indirect exposure to the residential mortgage market, including the security, the Investment Manager determined that it would be advisable to sell the security. Because of the absence of liquidity in the market for the security, the Board of Directors determined that it would not be in the best interest of the Money Market Portfolio and its shareholders to dispose of the security in the market and authorized the sale of the security to the affiliate of the Investment Manager for cash at amortized cost plus accrued interest. In order to do this, the Investment Manager and its affiliate sought and received “no action” relief from the Securities and Exchange Commission staff. The transaction had no impact on the net asset value of the Money Market Portfolio’s shares. It is estimated that had this security been sold to a third party,

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

the Money Market Portfolio would have realized a loss in the amount of approximately $45,000,000. As a result, this estimated loss along with offsetting payments from the Investment Manager, has been reflected in the Statements of Operations and Changes in Net Assets. The impact to the Money Market Portfolio’s total return was less than 0.01%.

Note 2 — Significant Accounting Policies

The following is a summary of the Company’s significant accounting policies:

Use of Estimates — The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from these estimates.

Computation of Net Asset Value — It is each Portfolio’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Company accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Securities Valuation — Each Portfolio’s securities are valued using the amortized cost method, which approximates market value. The amortized cost method involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. At October 31, 2008, the cost of investments of each Portfolio for Federal income tax purposes was substantially the same as the cost for financial reporting purposes.

Repurchase Agreements — Each Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Investment Manager, subject to the seller’s agreement to repurchase and the Portfolio’s agreement to resell such securities at a mutually agreed upon price. Collateral received for securities purchased subject to repurchase agreements is deposited with the Portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

Investment Income — Interest income, including amortization of discounts and premiums on securities, is accrued as earned.

Expense Offset Arrangement — The Portfolios have an arrangement with their custodian bank whereby the Portfolios receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Portfolios are charged a fee (i.e., “earnings debits”) by their custodian when negative cash balances are maintained. For financial reporting purposes, the Portfolios include net earnings debits in custody fees and net earnings credits as an expense offset in the Statements of Operations.

Dividends and Distributions to Shareholders — Dividends arising from net investment income are declared daily and paid monthly. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gain, if any, is distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities Transactions — Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are recorded on a specific identification basis.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

Note 3 — Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of an Investment Management Agreement with the Investment Manager, a wholly-owned subsidiary of The Toronto-Dominion Bank, for the investment management services furnished to each Portfolio, such Portfolio pays the Investment Manager an annual investment management fee, on a graduated basis, equal to 0.10 of 1% of the first $1 billion of average daily net assets of each such Portfolio, 0.09 of 1% of the next $1 billion, and 0.08 of 1% of average daily net assets of each such Portfolio over $2 billion.

The Administrator has been retained under an Administration Agreement to perform certain administrative services for each Portfolio. The Administrator does not receive a separate fee for administrative services. The Administrator has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Portfolios. The Administrator pays Citi’s fees for providing these services.

TD AMERITRADE, Inc., an affiliate of the Investment Manager, has been retained under a Shareholder Services Agreement to perform certain shareholder services necessary for the operation of each Portfolio and Class. The Shareholder Services Agreement provides that each Portfolio and Class (other than the Premium Class and Select Class of the Money Market Portfolio) pays TD AMERITRADE, Inc. a monthly fee at an annual rate of 0.25 of 1% of average daily net assets. Each of the Premium Class and Select Class of the Money Market Portfolio pays TD AMERITRADE, Inc. a monthly fee at an annual rate of 0.05 of 1% of its average daily net assets.

TD AMERITRADE Clearing, Inc. (the “Transfer Agent”), an affiliate of the Investment Manager, has been retained under a Transfer Agency Agreement to perform certain transfer agency services for each Portfolio and Class. For such services, each Portfolio and Class (other than the Premium Class of the Money Market Portfolio) pays the Transfer Agent a monthly fee at an annual rate of 0.10 of 1% of average daily net assets. The Premium Class of the Money Market Portfolio pays the Transfer Agent a monthly fee at an annual rate of 0.05 of 1% of average daily net assets.

The Portfolios’ Distribution Plan pursuant to Rule 12b-1 under the Act (the “Rule 12b-1 Plan”) permits the Investor Class and Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% and 0.53%, respectively, of the annual average daily net assets of each such class; the Premium Class of the Money Market Portfolio to pay from its assets fees at a rate not to exceed 0.365% of its annual average daily net assets; and the Select Class of the Money Market Portfolio to pay from its assets fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). These distribution fees are computed and accrued daily and will be paid to broker-dealers, including TD AMERITRADE Clearing, Inc. and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). The Distribution Fees paid for the year ended October 31, 2008 for the Investor Class of the Money Market, U.S. Government, Municipal, California and New York Portfolios were $42,295,817, $9,878,410, $3,085,498, $1,264,514 and $654,403, respectively; for Class A of the Money Market, U.S. Government, Municipal, California and New York Portfolios were $34,160,137, $8,103,677, $1,212,068, $575,052 and $386,855, respectively; for the Premium Class of the Money Market Portfolio was $5,256,290, and for the Select Class of the Money Market Portfolio was $8,982,630, in each case, all of which was retained by TD AMERITRADE Clearing, Inc.

Note 4 — Directors’ Fees

Each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company receives, in the aggregate:

1.	a base annual retainer of $40,000, payable quarterly;

2.	a meeting fee of $4,375 for each meeting attended in person;

3.	a meeting fee of $3,000 for each meeting attended by telephone;

4.	for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

5.	for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended.

Directors’ fees are allocated among the series of the Company.

Note 5 — Credit Risk

The California and New York Portfolios follow an investment policy of investing primarily in municipal obligations of one state (as indicated by the name of the respective Portfolio). Economic changes affecting the respective state and related public bodies and municipalities may affect the ability of issuers within such state to pay interest on, or repay principal of, municipal obligations held by the California or New York Portfolios.

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Note 6 — Federal Income Taxes

It is each Portfolio’s policy to continue to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Portfolio so qualifies, and distributes at least 90% of its taxable net income, the Portfolio (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

On April 30, 2008, the Funds adopted Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold, including interest and penalties, would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Portfolios’ financial statements.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Portfolio’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gain (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

The tax character of distributions declared to shareholders during the fiscal years ended October 31, 2008 and 2007, were as follows:

		Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Money Market Portfolio	2008	$ —	$491,444,000	$ —	$491,444,000
	2007	—	524,008,709	—	524,008,709
U.S. Government Portfolio	2008	—	66,934,039	—	66,934,039
	2007	—	84,221,199	—	84,221,199
Municipal Portfolio	2008	13,833,344	39,791	—	13,873,135
	2007	20,738,621	—	—	20,738,621
California Portfolio	2008	5,372,175	52,144	21,060	5,445,379
	2007	8,167,469	—	5,549	8,173,018
New York Portfolio	2008	3,033,000	8,175	32,446	3,073,621
	2007	3,902,561	98,289	939	4,001,789

As of October 31, 2008, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Money Market Portfolio	$ —	$28,470,672	$ —	$ —	$(28,267,802)	$202,870
U.S. Government Portfolio	—	5,086,037	2,605	—	(5,068,411)	20,231
Municipal Portfolio	1,733,616	—	—	(33,063)	(1,733,777)	(33,224)
California Portfolio	571,005	—	—	(7,176)	(571,128)	(7,299)
New York Portfolio	381,833	15,604	—	—	(385,551)	11,886

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Portfolios that may be carried forward for a maximum period of eight years and applied against future capital gains. As of October 31, 2008, the following Portfolios had capital loss carryforwards available to offset future capital gains, if any:

	Expiring October 31,
	2013	2014	2016	Total

Municipal Portfolio	$29,940	$3,123	$ —	$33,063
California Portfolio	—	—	7,176	7,176

During the year ended October 31, 2008, the Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio utilitized capital loss carryforwards to offset capital gains of $150,581, $20,867 and $50,256, respectively.

Note 7 — Temporary Guarantee Program

On October 3, 2008, the Board of Directors of the Company approved the participation by each of the money market portfolios of the Company, including the Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program only protects the shares of each Portfolio’s shareholders as of September 19, 2008.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

Subject to certain conditions and limitations, any shares held by a Portfolio shareholder as of the close of business on September 19, 2008 are insured against loss under the Program in the event the Portfolio’s per share net asset value falls below $0.995 (a “Guarantee Event”) and the Portfolio subsequently liquidates its holdings. The Program only covers the amount a shareholder held in a Portfolio as of the close of business on September 19, 2008 or the amount the shareholder held as of a Guarantee Event, whichever is less (“protected shares”). A shareholder who has continuously maintained an account with a Portfolio since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a Guarantee Event. The coverage provided under the Program (and amount available to a shareholder in the event of a Guarantee Event and subsequent Portfolio liquidations) is subject to an overall limit of $50 billion for all money market portfolios participating in the Program.

Participation in the initial three months of the Program (i.e., until December 18, 2008) required a payment to the U.S. Department of the Treasury (the “Treasury”) in the amount of 0.01% of the net asset value of each Portfolio as of the close of business on September 19, 2008. This expense was borne by the Portfolios without regard to any expense limitation currently in effect for the Portfolios and the expense for the period September 19, 2008 to October 31, 2008 is included in the statement of operations, while the remaining portion is included in prepaid expenses on the statement of assets and liabilities.

On November 24, 2008, the Treasury announced that the Secretary of the Treasury elected to extend the Program until April 30, 2009 (the “Program Extension”) to support ongoing stability in the market. On December 4, 2008, the Board of Directors approved the participation by each of the Portfolios in the Program Extension. Continued participation in the Program requires a Program Extension payment to the Treasury in the amount of 0.015% of the net asset value of each Portfolio as of the close of business on September 19, 2008. As with the payment for the initial term of the Program, the Program Extension payment will be borne by the Portfolios without regard to any expense limitation currently in effect for the Portfolios. The Secretary of the Treasury may further extend the Program beyond April 30, 2009 through the close of business on September 18, 2009; however, no decision has yet been made to extend the Program beyond April 30, 2009. If the Program is further extended, the Portfolios will consider whether to continue to participate.

Note 8 — Recent Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Portfolios do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of operations for a fiscal period.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

Note 9 — Subsequent Event

On December 4, 2008, the Board of Directors approved the reclassification and designation of the shares of the five Portfolios as follows:

Authorized Shares

TDAM Money Market Portfolio — Investor Class	12 billion
TDAM Money Market Portfolio — Premium Class	5 billion
TDAM Money Market Portfolio — Class A	10 billion
TDAM Money Market Portfolio — Select Class	2 billion
TDAM U.S. Government Portfolio — Investor Class	8 billion
TDAM U.S. Government Portfolio — Class A	6 billion
TDAM Municipal Portfolio — Investor Class	5 billion
TDAM Municipal Portfolio — Class A	5 billion
TDAM California Municipal Money Market Portfolio — Investor Class	6 billion
TDAM California Municipal Money Market Portfolio — Class A	2 billion
TDAM New York Municipal Money Market Portfolio — Investor Class	6 billion
TDAM New York Municipal Money Market Portfolio — Class A	2 billion

On December 18, 2008, the Board of Directors approved the reclassification and designation of shares of the 5 Portfolios as follows:

Authorized Shares

Money Market Portfolio — Investor Class	12 Billion
Money Market Portfolio — Premium Class	2 Billion
Money Market Portfolio — Class A Class	10 Billion
Money Market Portfolio — Select Class	5 Billion
U.S. Government Portfolio — Investor Class	8 Billion
U.S. Government Portfolio — Class A	6 Billion
Municipal Portfolio — Investor Class	5 Billion
Municipal Portfolio — Class A	5 Billion
California Municipal Money Market Portfolio — Investor Class	6 Billion
California Municipal Money Market Portfolio — Class A	2 Billion
New York Municipal Money Market Portfolio — Investor Class	6 Billion
New York Municipal Money Market Portfolio — Class A	2 Billion

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Money Market Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	COMMERCIAL PAPER
	ASSET-BACKED—4.9%
$90,000,000	Long Lane Master Trust IV, 4.06%, due 11/5/08
	(Credit: Bank of America, N.A.) (Note D)	$89,959,500
89,547,000	Long Lane Master Trust IV, 2.77%, due 11/12/08
	(Credit: Bank of America, N.A.) (Note D)	89,471,756
59,000,000	Long Lane Master Trust IV, 2.77%, due 11/20/08
	(Credit: Bank of America, N.A.) (Note D)	58,914,368
200,000,000	Long Lane Master Trust IV, 2.15%, due 12/4/08
	(Credit: Bank of America, N.A.) (Note D)	199,605,833
152,214,000	Long Lane Master Trust IV, 3.32%, due 12/19/08
	(Credit: Bank of America, N.A.) (Note D)	151,544,401
103,307,000	Old Line Funding LLC, 3.92%, due 11/18/08
	(LIQ: Royal Bank of Canada) (Note D)	103,116,743
111,789,000	Old Line Funding LLC, 3.02%, due 11/19/08
	(LIQ: Royal Bank of Canada) (Note D)	111,621,316
53,000,000	Ticonderoga Funding, LLC, 1.90%, due 12/5/08
	(Credit: Bank of America, N.A.) (Note D)	52,904,894
70,000,000	Ticonderoga Funding, LLC, 3.78%, due 12/19/08
	(Credit: Bank of America, N.A.) (Note D)	69,650,000

		926,788,811

	BANKS—25.9%
225,000,000	Banco Bilbao Vizcaya Argentina, S.A., 4.35%, due 12/19/08 (Note D)	223,704,000
100,000,000	Banco Bilbao Vizcaya Argentina, S.A., 3.37%, due 12/22/08 (Note D)	99,525,417
75,000,000	Bank of America Corp., 2.71%, due 11/18/08	74,904,729
50,000,000	Bank of Nova Scotia, 4.11%, due 11/4/08	49,982,917
150,000,000	Bank of Nova Scotia, 4.17%, due 11/20/08	149,671,458
100,000,000	Bank of Nova Scotia, 4.17%, due 11/26/08	99,711,806
100,000,000	Bank of Nova Scotia, 4.18%, due 12/1/08	99,654,167
99,000,000	Bank of Nova Scotia, 2.66%, due 12/10/08	98,716,860
200,000,000	Bank of Nova Scotia, 3.02%, due 1/27/09	198,550,000
68,000,000	HSBC USA, Inc., 2.76%, due 11/3/08	67,989,649
98,000,000	HSBC USA, Inc., 2.94%, due 11/17/08	97,872,164
100,000,000	HSBC USA, Inc., 4.17%, due 11/20/08	99,780,972
100,000,000	HSBC USA, Inc., 4.17%, due 11/21/08	99,769,444
225,000,000	HSBC USA, Inc., 3.22%, due 12/12/08	224,180,000
250,000,000	HSBC USA, Inc., 2.70%, due 1/28/09	248,362,222
100,000,000	Lloyds TSB Bank PLC, 4.24%, due 11/4/08	99,964,750
100,000,000	Lloyds TSB Bank PLC, 2.05%, due 11/12/08	99,937,361
250,000,000	Lloyds TSB Bank PLC, 3.12%, due 12/22/08	248,902,083
150,000,000	Royal Bank of Canada, 2.68%, due 11/18/08	149,811,583
250,000,000	Royal Bank of Canada, 2.63%, due 12/1/08	249,456,250
245,500,000	Royal Bank of Canada, 2.60%, due 12/11/08	244,796,233
250,000,000	Royal Bank of Scotland, 2.65%, due 11/7/08	249,890,000
200,000,000	Royal Bank of Scotland, 4.30%, due 11/19/08	199,572,000
100,000,000	Royal Bank of Scotland, 4.30%, due 11/20/08	99,774,111
200,000,000	Royal Bank of Scotland, 3.31%, due 12/4/08	199,395,000
100,000,000	Royal Bank of Scotland, 3.50%, due 12/22/08	99,507,000
144,200,000	Wells Fargo & Co., 1.75%, due 11/10/08	144,136,912
100,000,000	Westpac Banking Corp., NY, 3.51%, due 11/6/08 (Note D)	99,951,389
198,000,000	Westpac Banking Corp., NY, 2.73%, due 12/3/08 (Note D)	197,523,040
250,000,000	Westpac Banking Corp., NY, 2.73%, due 12/8/08 (Note D)	249,303,681

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Money Market Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

$196,000,000	Westpac Banking Corp., NY, 2.76%, due 12/16/08 (Note D)	$195,326,250
99,000,000	Westpac Banking Corp., NY, 2.77%, due 1/22/09 (Note D)	98,379,875

		4,858,003,323

	DOMESTIC/FOREIGN BANK SUPPORTED—32.2%
50,000,000	BNP Paribas, 2.74%, due 11/6/08 (GTY: BNP Paribas)	49,981,111
150,000,000	BNP Paribas, 2.81%, due 11/26/08 (GTY: BNP Paribas)	149,709,375
100,000,000	BNP Paribas, 2.76%, due 12/2/08 (GTY: BNP Paribas)	99,764,056
200,000,000	BNP Paribas, 3.15%, due 12/17/08 (GTY: BNP Paribas)	199,198,578
50,000,000	BNP Paribas, 2.56%, due 12/23/08 (GTY: BNP Paribas)	49,815,833
200,000,000	BNP Paribas, 3.60%, due 1/26/09 (GTY: BNP Paribas)	198,295,289
250,000,000	Calyon North America, Inc., 2.74%, due 11/24/08 (GTY: Calyon)	249,570,347
220,000,000	Calyon North America, Inc., 2.71%, due 11/25/08 (GTY: Calyon)	219,605,467
100,000,000	Calyon North America, Inc., 2.71%, due 12/3/08 (GTY: Calyon)	99,760,889
200,000,000	Canadian Imperial Holding, 2.83%, due 11/4/08
	(GTY: Canadian Imperial Bank of Commerce)	199,953,167
150,000,000	Canadian Imperial Holding, 2.82%, due 11/12/08
	(GTY: Canadian Imperial Bank of Commerce)	149,871,667
150,000,000	Canadian Imperial Holding, 4.17%, due 11/18/08
	(GTY: Canadian Imperial Bank of Commerce)	149,706,042
100,000,000	Canadian Imperial Holding, 4.17%, due 11/19/08
	(GTY: Canadian Imperial Bank of Commerce)	99,792,500
250,000,000	Canadian Imperial Holding, 3.28%, due 12/18/08
	(GTY: Canadian Imperial Bank of Commerce)	248,934,340
100,000,000	CBA (Delaware) Finance, 2.72%, due 11/12/08
	(GTY: Commonwealth Bank of Australia)	99,917,500
100,000,000	CBA (Delaware) Finance, 2.72%, due 11/13/08
	(GTY: Commonwealth Bank of Australia)	99,910,000
100,000,000	CBA (Delaware) Finance, 3.69%, due 11/19/08
	(GTY: Commonwealth Bank of Australia)	99,816,250
100,000,000	CBA (Delaware) Finance, 3.69%, due 11/20/08
	(GTY: Commonwealth Bank of Australia)	99,806,042
100,000,000	CBA (Delaware) Finance, 2.74%, due 12/5/08
	(GTY: Commonwealth Bank of Australia)	99,743,111
300,000,000	CBA (Delaware) Finance, 2.72%, due 12/15/08
	(GTY: Commonwealth Bank of Australia)	299,010,000
150,000,000	ING (US) Funding LLC, 2.72%, due 12/2/08 (GTY: ING Bank N.V.) (Note D)	149,651,250
200,000,000	ING (US) Funding LLC, 2.73%, due 12/5/08 (GTY: ING Bank N.V.) (Note D)	199,488,111
100,000,000	National Australia Funding (Delaware), 4.46%, due 11/3/08
	(LOC: National Australia Bank)	99,975,278
52,050,000	National Australia Funding (Delaware), 2.71%, due 11/7/08
	(LOC: National Australia Bank)	52,026,577
100,000,000	National Australia Funding (Delaware), 2.71%, due 11/10/08
	(LOC: National Australia Bank)	99,932,625
200,000,000	National Australia Funding (Delaware), 2.70%, due 11/17/08
	(LOC: National Australia Bank)	199,762,222
100,000,000	National Australia Funding (Delaware), 2.73%, due 11/19/08
	(LOC: National Australia Bank)	99,864,500
100,000,000	National Australia Funding (Delaware), 2.73%, due 11/20/08
	(LOC: National Australia Bank)	99,856,972
150,000,000	National Australia Funding (Delaware), 2.71%, due 12/9/08
	(LOC: National Australia Bank)	149,574,083
99,500,000	National Australia Funding (Delaware), 3.51%, due 12/17/08
	(LOC: National Australia Bank)	99,056,285
200,000,000	Rabobank USA Financial, 2.65%, due 11/13/08 (GTY: Rabobank Nederland)	199,824,667

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Money Market Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

$300,000,000	Santander Central Hispano Finance (Delaware), 3.52%, due 11/5/08
	(GTY: Banco Santander)	$299,883,778
46,470,000	Santander Central Hispano Finance (Delaware), 4.27%, due 11/21/08
	(GTY: Banco Santander)	46,360,279
250,000,000	Santander Central Hispano Finance (Delaware), 2.86%, due 12/16/08
	(GTY: Banco Santander)	249,112,500
50,000,000	Santander Central Hispano Finance (Delaware), 3.57%, due 12/22/08
	(GTY: Banco Santander)	49,748,542
249,500,000	Santander Central Hispano Finance (Delaware), 2.94%, due 1/6/09
	(GTY: Banco Santander)	248,168,917
100,000,000	Scotiabanc, Inc., 2.69%, due 12/9/08 (GTY: Bank of Nova Scotia) (Note D)	99,718,167
99,000,000	Scotiabanc, Inc., 2.66%, due 12/10/08 (GTY: Bank of Nova Scotia) (Note D)	98,716,860
99,500,000	Societe Generale, N.A., 2.76%, due 11/7/08 (GTY: Societe Generale)	99,454,562
100,000,000	Societe Generale, N.A., 3.94%, due 11/17/08 (GTY: Societe Generale)	99,825,778
70,000,000	Societe Generale, N.A., 2.58%, due 1/5/09 (GTY: Societe Generale)	69,675,181
100,000,000	Svenska Handelsbanken, Inc., 2.72%, due 11/24/08
	(GTY: Svenska Handelbanken Bank AB)	99,827,500
155,000,000	Total Capital Canada, 2.05%, due 11/7/08 (GTY: Total S.A.)	154,947,042

		6,026,613,240

	FINANCE & INSURANCE—1.5%
125,000,000	GE Capital International Funding, 2.54%, due 11/6/08	124,956,250
150,000,000	GE Capital International Funding, 2.54%, due 11/21/08	149,790,000

		274,746,250

	INVESTMENT BANKER/BROKER—2.7%
100,000,000	JPMorgan Chase & Co., 2.67%, due 11/4/08	99,977,917
100,000,000	JPMorgan Chase & Co., 2.75%, due 11/5/08	99,969,778
100,000,000	JPMorgan Chase & Co., 2.67%, due 11/6/08	99,963,194
200,000,000	JPMorgan Chase & Co., 2.54%, due 12/8/08	199,482,000

		499,392,889

	TOTAL COMMERCIAL PAPER—67.2%	12,585,544,513

	CORPORATE OBLIGATIONS

	ASSET-BACKED—0.4%
3,765,000	Anacortes Class Assets LLC, Ser. 2003, 3.36%
	(LOC: Bank of America, N.A.) (Note C)	3,765,000
1,800,000	Community HDC, Tax. Adj. Rate Demand Purchase Bonds, Ser. 2004, 3.75%
	(LOC: Wells Fargo Bank, N.A.) (Note C)	1,800,000
42,205,000	Corp. Fin. Managers, Inc., Integrated Loan Prog., Pooled Adj.
	Rate Tax. Demand Bonds, Ser. B, 3.75% (LOC: Wells Fargo Bank, N.A.) (Note C)	42,205,000
11,820,000	Country Class Assets, LLC, Ser. 2004A, 3.36% (LOC: Bank of America, N.A.) (Note C)	11,820,000
3,060,000	Kern Water Bank Auth., Tax. Adj. Rate Demand Bonds, Ser. 2003, 3.75%
	(LOC: Wells Fargo Bank, N.A.) (Note C)	3,060,000
900,000	Lauren Co. LLC, Adj. Rate Demand Bonds, 3.75%
	(LOC: Wells Fargo Bank, N.A.) (Notes C, D)	900,000
1,355,000	PCP Investors LLC, Tax. Adj. Rate Demand Purchase Bonds, Ser. 2003, 3.75%
	(LOC: Wells Fargo Bank, N.A.) (Note C)	1,355,000
7,575,000	Riddle Memorial Hospital Healthcare Center III Associates,
	Tax. Adj. Rate Demand Bonds, Ser. 2003, 5.50% (LOC: PNC Bank, N.A.) (Note C)	7,575,000
2,410,000	Sound Class Assets LLC, Ser. 2005, 3.36% (LOC: Bank of America, N.A.) (Note C)	2,410,000
1,500,000	Westgate Investment Fund LLC, Tax. Adj. Rate Demand Purchase Bonds,
	3.75% (LOC: Wells Fargo Bank, N.A.) (Note C)	1,500,000

		76,390,000

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Money Market Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	BANKS—2.5%
$195,000,000	Rabobank Nederland, 2.78%, due 11/14/08 (Notes A, D)	$195,000,000
175,000,000	Wells Fargo & Co., 4.71%, due 12/12/08 (Notes A, D)	175,000,000
99,000,000	Wells Fargo & Co. MTN, 4.43%, due 12/17/08 (Note A)	99,000,000

		469,000,000

	INVESTMENT BANKER/BROKER—1.4%
254,000,000	Morgan Stanley MTN, 4.71%, due 11/14/08 (Note A)	254,000,000

	TOTAL CORPORATE OBLIGATIONS—4.3%	799,390,000

	CERTIFICATES OF DEPOSIT—19.1%
250,000,000	Banco Bilbao Vizcaya Argentina, S.A., 2.85%, due 11/3/08	250,000,069
250,000,000	Banco Bilbao Vizcaya Argentina, S.A., 3.60%, due 1/27/09	250,011,976
100,000,000	Bank of Montreal, 4.50%, due 11/10/08	100,000,249
100,000,000	Bank of Montreal, 4.50%, due 11/12/08	100,000,304
200,000,000	Bank of Montreal, 3.20%, due 11/26/08	200,001,385
200,000,000	Bank of Montreal, 3.38%, due 12/12/08	200,002,267
200,000,000	Bank of Montreal, 3.20%, due 1/23/09	200,004,574
250,000,000	Barclays Bank PLC, 4.55%, due 11/13/08	250,000,000
200,000,000	Barclays Bank PLC, 2.65%, due 11/25/08	200,000,000
200,000,000	Barclays Bank PLC, 2.75%, due 11/17/08	200,000,000
200,000,000	Barclays Bank PLC, 2.80%, due 12/18/08	200,000,000
124,000,000	BNP Paribas, 2.78%, due 11/21/08	124,000,000
100,000,000	Chase Bank PLC, 3.00%, due 11/18/08	100,000,000
125,000,000	Chase Bank PLC, 2.55%, due 11/24/08	125,000,000
150,000,000	Chase Bank PLC, 2.82%, due 1/12/09	150,000,000
100,000,000	Fortis Bank, 2.82%, due 12/10/08	100,001,076
250,000,000	KBC Bank, 2.63%, due 11/10/08	250,000,000
100,000,000	Lloyds TSB Bank PLC, 4.25%, due 11/5/08	100,000,000
100,000,000	Lloyds TSB Bank PLC, 4.25%, due 11/6/08	100,000,000
114,500,000	Lloyds TSB Bank PLC, 2.62%, due 11/6/08	114,500,000
120,000,000	Lloyds TSB Bank PLC, 3.50%, due 1/23/09	120,026,988
148,000,000	Rabobank Nederland, 2.69%, due 11/26/08	148,000,000

		3,581,548,888

	TAXABLE MUNICIPAL OBLIGATIONS—1.0%
74,351,000	City of Austin, TECP, 3.25% (LOC: Landesbank Hessen-Theuringen GZ) (Note C)	74,351,000
14,800,000	Illinois DFA, American College of Surgeons Proj., 3.00%
	(LOC: Northern Trust Company) (Note C)	14,800,000
8,850,000	Mississippi Business Finance Corp., Ser. B, 3.62%
	(LOC: Wells Fargo Bank, N.A.) (Note C)	8,850,000
8,340,000	New Hampshire Business Finance Auth., Pottery Barn, Inc.
	Proj., 5.50% (LOC: Bank of America, N.A.) (Note C)	8,340,000
23,060,000	NYC HDC, Foundation of Seacoast Health Proj., Ser. B,
	3.10% (LOC: Fleet Bank, N.A.) (Note C)	23,060,000
27,685,000	State of Texas, Chelsea Centro Proj., 4.00%
	(LOC: Bayerische Landesbank GZ) (Note C)	27,685,000
29,000,000	Port Bellingham IDC, BP West Coast Products, LLC Proj.,
	1.20% (LOC: BP West Products, LLC) (Note C)	29,000,000

		186,086,000

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Money Market Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	REPURCHASE AGREEMENTS
$200,000,000	Bank of America Securities LLC
	• 0.15% dated 10/31/08, due 11/3/08 in the amount of $200,002,500
	• fully collateralized by various U.S. government obligations, coupon
	range 0.00%-2.55%, maturity range 12/31/08-5/31/09, value $204,000,095	$200,000,000
710,000,000	Barclays Bank, N.A.
	• 0.20% dated 10/31/08, due 11/3/08 in the amount of $710,011,833
	• fully collateralized by various U.S. government obligations, coupon
	range 0.00%-7.13%, maturity range 12/15/08-9/27/27, value $724,203,904	710,000,000
513,168,000	Deutsche Bank Securities Inc.
	• 0.20% dated 10/31/08, due 11/3/08 in the amount of $513,176,553
	• fully collateralized by various U.S. government obligations, coupon
	range 0.00%-5.75%, maturity range 12/17/08-3/14/36, value $523,431,466	513,168,000

	TOTAL REPURCHASE AGREEMENTS—7.6%	1,423,168,000

	TOTAL INVESTMENTS (Cost $18,575,737,401)—99.2%	18,575,737,401

	OTHER ASSETS & LIABILITIES, NET—0.8%	152,313,633

	NET ASSETS—100.0%	$18,728,051,034

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Government Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	FANNIE MAE—29.7%
$45,379,000	Discount Notes, 2.30%, due 11/12/08 (Note E)	$45,347,386
29,650,000	Discount Notes, 1.30%, due 11/20/08 (Note E)	29,629,657
200,000,000	Discount Notes, 2.36%, due 11/21/08 (Note E)	199,738,890
73,532,000	Discount Notes, 2.31%, due 11/26/08 (Note E)	73,415,574
255,000,000	Discount Notes, 1.15%, due 12/5/08 (Note E)	254,723,042
90,000,000	Discount Notes, 2.21%, due 12/10/08 (Note E)	89,785,500
195,000,000	Discount Notes, 2.51%, due 12/15/08 (Note E)	194,404,167
95,000,000	Discount Notes, 2.46%, due 12/18/08 (Note E)	94,696,132
200,000,000	Discount Notes, 1.36%, due 1/29/09 (Note E)	199,332,500
185,000,000	Discount Notes, 2.16%, due 1/30/09 (Note E)	184,005,625
150,000,000	Discount Notes, 2.37%, due 2/2/09 (Note E)	149,089,375
150,000,000	Discount Notes, 2.37%, due 2/3/09 (Note E)	149,079,583
100,000,000	Discount Notes, 2.62%, due 2/17/09 (Note E)	99,220,000

		1,762,467,431

	FEDERAL FARM CREDIT BANK—1.8%
109,375,000	Notes, 3.10%, due 8/4/09	109,375,000

	FEDERAL HOME LOAN BANK—32.3%
50,000,000	Discount Notes, 2.42%, due 11/5/08	49,986,667
140,000,000	Discount Notes, 0.80%, due 11/6/08	139,984,444
45,000,000	Discount Notes, 2.31%, due 11/12/08	44,968,512
80,000,000	Discount Notes, 1.25%, due 11/18/08	79,952,778
50,000,000	Discount Notes, 1.20%, due 11/24/08	49,961,667
180,000,000	Discount Notes, 2.54%, due 11/25/08	179,697,600
88,000,000	Discount Notes, 2.24%, due 12/12/08	87,776,504
100,000,000	Discount Notes, 2.67%, due 12/16/08	99,668,750
100,000,000	Discount Notes, 0.60%, due 12/29/08	99,903,333
200,000,000	Discount Notes, 3.34%, due 1/8/09	198,749,556
250,000,000	Discount Notes, 1.66%, due 1/9/09	249,209,375
108,629,000	Discount Notes, 1.66%, due 1/13/09	108,265,545
100,000,000	Discount Notes, 2.31%, due 1/20/09	99,488,889
325,000,000	Notes, 5.125%, due 12/29/08	326,608,265
77,000,000	Notes, 2.687%, due 2/18/09 (Note B)	77,005,488
25,000,000	Notes, 2.671%, due 2/23/09 (Note B)	25,000,000

		1,916,227,373

	FREDDIE MAC—28.6%
45,500,000	Discount Notes, 2.40%, due 11/3/08 (Note E)	45,493,959
135,000,000	Discount Notes, 2.41%, due 11/17/08 (Note E)	134,856,000
110,000,000	Discount Notes, 2.43%, due 11/19/08 (Note E)	109,867,450
100,000,000	Discount Notes, 2.38%, due 11/20/08 (Note E)	99,874,917
200,000,000	Discount Notes, 2.25%, due 11/24/08 (Note E)	199,713,778
26,000,000	Discount Notes, 2.16%, due 12/8/08 (Note E)	25,942,547
270,000,000	Discount Notes, 1.50%, due 12/11/08 (Note E)	269,550,000
280,000,000	Discount Notes, 2.45%, due 12/17/08 (Note E)	279,129,194
200,000,000	Discount Notes, 2.31%, due 12/19/08 (Note E)	199,386,667
151,427,000	Discount Notes, 1.35%, due 12/31/08 (Note E)	151,086,289
185,000,000	Discount Notes, 2.16%, due 1/28/09 (Note E)	184,027,722

		1,698,928,523

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Government Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	REPURCHASE AGREEMENTS—6.4%
$250,000,000	Barclays Bank, N.A.
	• 0.20% dated 10/31/08, due 11/3/08 in the amount of $250,004,167
	• fully collateralized by various U.S. government obligations,
	coupon range 5.00%-6.00%, maturity range 4/13/15-6/23/22,
	value $255,000,421	$250,000,000
131,361,000	Deutsche Bank Securities Inc.
	• 0.20% dated 10/31/08, due 11/3/08 in the amount of $131,363,189
	• fully collateralized by various U.S. government obligations,
	coupon range 0.00%-6.25%, maturity range 12/19/08-10/2/23,
	value $133,989,000	131,361,000

		381,361,000

	TOTAL INVESTMENTS (Cost $5,868,359,327)—98.8%	5,868,359,327

	OTHER ASSETS & LIABILITIES, NET—1.2%	70,877,119

	NET ASSETS—100.0%	$5,939,236,446

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Municipal Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	MUNICIPAL OBLIGATIONS

	ALABAMA—1.6%
$2,955,000	Auburn IDB Rev. Bonds (Donaldson Co. Inc. Proj.) 1.77%
	(LOC: Bank of America, N.A.) (Note C)	$2,955,000
2,400,000	Decatur IDB Solid Waste Disp. Rev. Bonds
	(BP Amoco Chem. Co.) Ser. 1995, 1.20% (Note C)	2,400,000
4,650,000	Montgomery IDRB (Anderson ALACO Lawn Proj.) 1.75%
	(LOC: U.S. Bank, N.A.) (Notes C, D)	4,650,000
8,000,000	Montgomery IDRB (General Electric Proj.) 1.00% (LOC: General Electric) (Note C)	8,000,000

		18,005,000

	ALASKA—0.3%
2,900,000	Valdez Marine Terminal Rev. Bonds (BP Pipelines) Ser. B, 1.15% (Note C)	2,900,000

	CALIFORNIA—8.6%
27,133,292	Freddie Mac MFC Rev. Bonds, Ser. M001, 1.97% (LOC: Freddie Mac) (Notes C, D, E)	27,133,292
22,300,000	Gulf Coast, IDA Rev. Bonds (Citgo Petroleum Corp.) 1.25%
	(LOC: Royal Bank of Scotland PLC) (Note C)	22,300,000
7,300,000	Los Angeles Comm. Redev. Auth. Rev. Bonds (Wilshire Station Apartments)
	Ser. A, 1.00% (LOC: Bank of America, N.A.) (Note C)	7,300,000
20,250,000	Los Angeles Cty. Leasing TECP, 2.50%, due 12/10/08 (LOC: Bank of America, N.A)	20,250,000
9,360,000	University of CA Board of Regents TECP, 2.22%, due 1/9/09	9,360,000
11,700,000	University of CA TECP, 4.55%, due 11/12/08	11,700,000

		98,043,292

	COLORADO—0.4%
1,195,000	Boulder Hsg. Auth. Rev. Bonds (Broadway East Apts.) 2.07%
	(LOC: U.S. Bank, N.A.) (Note C)	1,195,000
2,000,000	HFA Rev. Bonds (Ready Foods Inc. Proj.) 2.07% (LOC: Bank One, N.A.) (Note C)	2,000,000
1,400,000	HFA Rev. Bonds (Warneke Paper Box Co. Proj.) 1.80%
	(LOC: Wells Fargo Bank, N.A.) (Note C)	1,400,000

		4,595,000

	CONNECTICUT—1.1%
2,500,000	HEFA Rev. Bonds TECP (Yale University) Ser. S, 1.42%, due 12/8/08 (Note C)	2,500,000
8,035,000	HEFA Rev. Bonds TECP (Yale University) 1.45%, due 12/4/08 (Note C)	8,035,000
2,300,000	HEFA Rev. Bonds TECP (Yale University) 1.45%, due 12/4/08 (Note C)	2,300,000

		12,835,000

	DISTRICT OF COLUMBIA—4.4%
6,000,000	District of Columbia Wtr. Auth. TECP, 1.90%, due 11/17/08	6,000,000
10,000,000	District of Columbia Wtr. Auth. TECP, 2.00%, due 12/17/08	10,000,000
10,000,000	District of Columbia Wtr. Auth. TECP, 2.00%, due 12/15/08	10,000,000
24,000,000	District of Columbia Wtr. Auth. TECP, 2.15%, due 1/27/09	24,000,000

		50,000,000

	FLORIDA—1.9%
7,025,000	Alachua Cty. HFA Rev. Bonds (Brookside Apts. Proj.) 1.90%
	(LOC: Fannie Mae) (Note C, E)	7,025,000
2,500,000	HFA Rev. Bonds (Heritage Pointe Proj.) 1.90% (LOC: Fannie Mae) (Note C, E)	2,500,000
12,050,000	Miami-Dade Cty. IDA Rev. Bond, 1.93% (LOC: JPMorgan Chase Bank, N.A.) (Note C)	12,050,000

		21,575,000

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Municipal Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	GEORGIA—1.3%
$4,860,000	Douglas Cty. Dev. Auth. Rev. Bonds (Pandosia LLC Proj.) Ser. A,
	1.92% (LOC: Wells Fargo Bank, N.A.) (Note C)	$4,860,000
400,000	Valdosta Lowndes Cty. IDRB (Reames Cos. Proj.) Ser. 1998,
	1.75% (LOC: Bank of America, N.A.) (Notes C, D)	400,000
9,445,000	Winder-Barrow Cty. Rev. Bonds (Price Co., Inc. Proj.)
	1.75% (LOC: Bank of America, N.A.) (Note C)	9,445,000

		14,705,000

	ILLINOIS—3.9%
5,195,000	Chicago MFH Rev. Bonds (Claras Village Proj.) 1.75% (LOC: Harris N.A.) (Note C)	5,195,000
5,595,000	Chicago MFH Rev. Bonds (Coppin House Proj.) 1.75% (LOC: Harris N.A.) (Note C)	5,595,000
300,000	DFA Rev. Bonds (Profile Plastics Proj.) 1.75% (LOC: LaSalle Bank, N.A.) (Note C)	300,000
8,918,000	Educ. Facs. Auth. TECP, 4.50%, due 12/5/08 (LOC: JPMorgan Chase Bank, N.A.)	8,918,000
2,100,000	Lake Cty. Solid Waste Rev. Bonds (Countryside Landfill Inc.)
	1.77% (LOC: JPMorgan Chase Bank, N.A.) (Note C)	2,100,000
7,600,000	Lemont Env. Facs. Rev. Bonds (Citgo Petroleum Corp. Proj.)
	1.25% (LOC: Bank of New York Mellon) (Note C)	7,600,000
2,180,000	North Aurora IDRB (Oberweiss Dairy Inc. Proj.)
	1.85% (LOC: LaSalle Bank, N.A.) (Notes C, D)	2,180,000
3,630,000	Oswego IDRB (Griffith Labs Proj.) 3.05% (LOC: LaSalle Bank, N.A.) (Note C)	3,630,000
5,000,000	Paris IDRB (Simonton Building Products Inc. Proj.)
	2.08% (LOC: PNC Bank, N.A.) (Notes C, D)	5,000,000
1,200,000	Richmond IDRB (Maclean Fogg Co. Proj.)
	1.77% (LOC: Bank of America, N.A.) (Notes C, D)	1,200,000
2,600,000	Will Cty. Fac. Rev. Bonds (BP Amoco Chemical) 1.20% (Note C)	2,600,000

		44,318,000

	INDIANA—2.6%
24,000,000	DFA Rev. Bonds TECP (Pure Air on Lake Proj.)
	1.58%, due 10/9/08 (LOC: Landesbank Hessen-Theuringen GZ)	24,000,000
1,075,000	DFA Rev. Bonds (Sheet Metal Workers Local 20) 2.07% (LOC: US Bank, N.A.) (Note C)	1,075,000
1,200,000	Mt. Vernon PCR (General Electric Proj.)
	1.00% (LOC: General Electric) (Note C)	1,200,000
800,000	Whiting Env. Fac. Bonds (BP Products N.A. Proj.) 1.20% (Note C)	800,000
2,400,000	Whiting Env. Fac. Bonds (Amoco Oil Co. Proj.) Ser. 2001, 1.20% (Note C)	2,400,000
500,000	Whiting Env. Sewer & Solid Waste Rev. Bonds (Amoco Oil Co. Proj.) 1.20% (Note C)	500,000

		29,975,000

	IOWA—1.4%
9,390,000	Fin. Auth. IDRB (Cone Enterprise Proj.)
	1.80% (LOC: Wells Fargo Bank, N.A.) (Note C)	9,390,000
4,998,000	Fin. Auth. Rev. Bonds (Corp Center Assoc.)
	1.85% (LOC: Wells Fargo Bank, N.A.) (Note C)	4,998,000
1,720,000	Fin. Auth. Rev. Bonds (Embria Health)
	1.92% (LOC: Wells Fargo Bank, N.A.) (Note C)	1,720,000

		16,108,000

	LOUISIANA—5.0%
18,800,000	Calcasieu Parish IDA Rev. Bonds (Citgo Petroleum Corp. Proj.)
	1.25% (LOC: BNP Paribas) (Note C)	18,800,000
2,789,000	Calcasieu Parish PTA Rev. Bonds (WPT Corp. Proj.)
	1.95% (LOC: Bank of America, N.A.) (Note C)	2,789,000
650,000	East Baton Rouge Parish Rev. Bonds (Exxon Proj.) 0.90% (Note C)	650,000

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Municipal Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

$15,405,000	Jefferson Parish Hospital Rev. Bonds,
	1.85% (LOC: JPMorgan Chase Bank, N.A.) (Notes C, D)	$15,405,000
15,100,000	Saint Charles Parish Pollution Control Rev. Bonds (Shell Oil Co. Proj.)
	Ser. A, 1.20% (Note C)	15,100,000
4,400,000	Saint Charles Parish Pollution Control Rev. Bonds (Shell Oil Co. Proj.)
	Ser. B, 1.15% (Note C)	4,400,000

		57,144,000

	MARYLAND—0.8%
8,500,000	Maryland State Health and Higher Ed. (Pooled Land Proj.) Ser. D, 1.45% (Note C)	8,500,000

	MASSACHUSETTS—5.5%
22,220,000	DFA Rev. Bonds (Boston University) Ser. U-3, 1.90% (LOC: BNP Paribas) (Note C)	22,220,000
10,000,000	Wtr. Res. Auth. TECP, 2.37%, due 1/13/09	10,000,000
30,000,000	Wtr. Res. Auth. TECP, 3.02%, due 1/14/09	30,000,000

		62,220,000

	MICHIGAN—0.7%
8,300,000	HDA Rev. Bonds (Alderwood Proj.) 1.75% (LOC: FHLB) (Note C)	8,300,000

	MINNESOTA—4.8%
3,000,000	Eden Prairie MFH Rev. Bonds, 1.97% (LOC: LaSalle Bank, N.A.) (Note C)	3,000,000
16,950,000	St. Paul & Ramsey Cty. Hsg. & Redev. Auth. Rev. Bonds, Ser. 2002A,
	1.92% (LOC: LaSalle Bank, N.A.) (Note C)	16,950,000
11,705,000	St. Paul & Ramsey Cty. Hsg. & Redev. Auth. Rev. Bonds, Ser. 2003,
	1.92% (LOC: LaSalle Bank, N.A.) (Note C)	11,705,000
7,900,000	St. Louis Park Rev. Bond (Park Nicollet Health Proj.) Ser. A,
	1.60% (LOC: Wells Fargo & Co.) (Note C)	7,900,000
15,000,000	St. Louis Park Rev. Bond (Park Nicollet Health Proj.) Ser. B-2,
	1.60% (LOC: Wells Fargo & Co.) (Note C)	15,000,000

		54,555,000

	MISSISSIPPI—2.3%
11,500,000	Business Fin. Corp. IDRB (Chevron USA Inc. Proj.) 0.70% (Note C)	11,500,000
15,000,000	Jackson Cnty. Port Facs. Auth. Rev. Bonds, (Chevron USA Inc. Proj.) 0.75% (Note C)	15,000,000

		26,500,000

	NEW JERSEY—0.1%
635,000	EDA Rev. Bonds (Accurate Box Co.) 1.80% (LOC: Wells Fargo Bank, N.A.) (Note C)	635,000

	NEW MEXICO—0.4%
5,000,000	Fin. Auth. Trans. Rev. Bonds, Sub-Ser. A-1,
	1.50% (State Street Bank & Trust Co.) (Note C)	5,000,000

	NEW YORK—10.8%
7,000,000	NYC HDC Rev. Bonds (Lyric Dev Proj.) Ser. A, 1.50% (LOC: Fannie Mae) (Note C, E)	7,000,000
32,500,000	Power Auth. Rev. Bonds TECP Notes, Ser. 1, 2.47%, due 2/10/09
	(LOC: JPMorgan Chase Bank, N.A.; Bank of Nova Scotia; Bank of New York Mellon;
	Bayerische Landesbank GZ; Wachovia Bank, N.A.;
	Landesbank Baden-Wuerttemberg GZ; State Street Bank & Trust Co.)	32,500,000
16,605,000	Power Auth. Rev. Bonds TECP Notes, Ser. 1, 2.37%, due 1/12/09
	(LOC: JPMorgan Chase Bank, N.A.; Bank of Nova Scotia; Bank of New York Mellon;
	Bayerische Landesbank GZ; Wachovia Bank, N.A.;
	Landesbank Baden-Wuerttemberg GZ; State Street Bank & Trust Co.)	16,605,000
26,200,000	HFA Rev. Bonds (150 East 44th St. Proj.), Ser. A, 1.65% (LOC: Fannie Mae) (Note C, E)	26,200,000
11,200,000	HFA Rev. Bonds (250 West 93rd St. Proj.), Ser. A,
	1.49% (LOC: Fleet National Bank) (Note C)	11,200,000
28,500,000	HFA Rev. Bonds (42nd & 10th Proj.) Ser. A, 1.75% (Note C)	28,500,000

		122,005,000

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Municipal Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	OHIO—1.6%
$5,500,000	Columbus Regional Arpt. Auth. TECP, Ser A, 1.60%, due 12/11/08 (LOC: Calyon)	$5,500,000
8,500,000	Columbus Regional Arpt. Auth. TECP, Ser B, 2.28%, due 11/3/08 (LOC: Calyon)	8,500,000
800,000	Solid Waste Rev. Bonds (BP Exploration & Oil Proj.) 1.20% (Note C)	800,000
3,600,000	Solid Waste Rev. Bonds (BP Prods. North America) 1.20% (Note C)	3,600,000

		18,400,000

	OKLAHOMA—0.3%
2,850,000	Muskogee City & County Trust Port Auth. Rev. Bonds, 2.30%
	(LOC: Bank of America, N.A.) (Notes C, D)	2,850,000

	OREGON—0.1%
1,580,000	EDR Bonds (Antelope Acquisition Proj.) 1.71% (LOC: US Bank, N.A.) (Note C)	1,580,000

	PENNSYLVANIA—0.9%
10,000,000	Philadelphia TECP, 3.00%, due 2/12/09	10,000,000

	SOUTH CAROLINA—1.1%
3,300,000	Berkeley Cty. Facs. Rev. Bonds (Amoco Chemical Proj.) 1.20% (Note C)	3,300,000
9,300,000	Florence Cty. Solid Waste Disp. Rev. Bonds (Roche Carolina, Inc.) Ser. 98,
	1.25% (LOC: Deutsche Bank, AG) (Note C)	9,300,000

		12,600,000

	TEXAS—10.6%
15,110,000	Austin TECP, 4.25%, due 11/3/08	15,110,000
6,500,000	Austin TECP, 3.25%, due 11/3/08	6,500,000
9,850,000	Austin TECP, 4.00%, due 12/2/08	9,850,000
14,466,000	Austin TECP, 1.55%, due 1/7/09	14,466,000
6,000,000	Dept. of Hsg. & Comm. Affairs Rev. Bonds (Chisholm Trails Apts.)
	1.75% (LOC: Fannie Mae) (Note C, E)	6,000,000
7,200,000	Dept. of Hsg. & Comm. Affairs Rev. Bonds (Villas at Henderson Proj.)
	1.66% (LOC: Citigroup, Inc.) (Note C)	7,200,000
800,000	Gulf Coast Waste Disposal Auth. Solid Waste Rev. Bonds
	(Amoco Oil Proj.) Ser. 2003B, 1.20% (Note C)	800,000
2,500,000	Gulf Coast Waste Disposal Auth. Solid Waste Rev. Bonds
	(Amoco Oil Proj.) Ser. 97, 1.20% (Note C)	2,500,000
1,600,000	Gulf Coast Waste Disposal Auth. Solid Waste Rev. Bonds
	(BP Amoco Chem. Proj.) 1.20% (Note C)	1,600,000
1,500,000	Gulf Coast Waste Disposal Auth. Solid Waste Rev. Bonds
	(BP Amoco Chem. Proj.) Ser. B, 1.20% (Note C)	1,500,000
8,000,000	Gulf Coast Waste Disposal Auth. Solid Waste Rev. Bonds
	(Exxon Mobil Proj.) Ser. B, 0.90% (Note C)	8,000,000
3,000,000	Harris Cty. IDC Rev. Bonds (Exxon Proj.) 0.90% (Note C)	3,000,000
20,150,000	Houston Hotel Occupancy TECP, Ser. A, 1.60%, due 11/6/08
	(LOC: Bank of New York Mellon)	20,150,000
2,800,000	Houston Hotel Occupancy TECP, Ser. A, 1.55%, due 11/3/08
	(LOC: Bank of New York Mellon)	2,800,000
5,800,000	Lower Neches Valley Auth. Rev. Bonds (Exxon Mobil Proj.) 0.90% (Note C)	5,800,000
1,500,000	San Antonio Airport Sys. Rev. Bonds (Cessna Aircraft) 1.80%
	(LOC: Bank of America, N.A.) (Notes C, D)	1,500,000
3,815,000	San Antonio Educ. Facs. Rev. Bonds (St. Anthony Catholic High School)
	1.77% (LOC: Bank One, N.A.) (Note C)	3,815,000
2,000,000	San Antonio IDA Rev. Bonds (LGC Building LLC & KLN Steel Prod. Co. Ltd. Proj.)
	Ser. 1998, 1.80% (LOC: Bank of America, N.A.) (Notes C, D)	2,000,000
5,000,000	University of Texas TECP (Perm. Univ. Fndg Sys. Proj.) Ser. A, 1.10%, due 11/1/08	5,000,000
1,450,000	West Side Calhoun Cty. Rev. Bonds (BP Chemicals) Ser. 1996, 1.20% (Note C)	1,450,000

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Municipal Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

$600,000	West Side Calhoun Cty. Rev. Bonds (BP Chemicals) Ser. 1996,
	1.20% (LOC: BP Amoco Chemical) (Note C)	$600,000

		119,641,000

	UTAH—1.2%
10,000,000	MFH Rev. Bonds (Pointe Apts. Proj.) 2.07% (LOC: DEPFA Bank) (Note C)	10,000,000
3,660,000	Park City Rev. Bonds (Ski & Snowboard Assoc.) 1.65% (Note C)	3,660,000

		13,660,000

	VARIOUS STATES—2.7%
20,118,935	Freddie Mac MFC Rev. Bonds, Ser. M002, 1.97% (LOC: Freddie Mac) (Notes C, D, E)	20,118,935
10,490,992	Freddie Mac MFC Rev. Bonds, Ser. M008, 1.97% (LOC: Freddie Mac) (Notes C, D, E)	10,490,992

		30,609,927

	VIRGINIA—1.1%
5,000,000	King George Cty. Rev. Bonds (Birchwood Power 1995 Proj.)
	1.30% (LOC: Bank of Nova Scotia) (Note C)	5,000,000
7,300,000	King George Cty. Rev. Bonds (Birchwood Power 1997 Proj.)
	1.30% (LOC: Bank of Nova Scotia) (Note C)	7,300,000

		12,300,000

	WASHINGTON—10.4%
600,000	EDA Rev. Bonds (Seadrunar Proj.) 1.44% (LOC: US Bank, N.A.) (Note C)	600,000
2,540,000	EDA Rev. Bonds (Waste Mgmt. Proj.) 1.63% (LOC: Bank of America, N.A.) (Note C)	2,540,000
8,125,000	Health Care Facs. Rev. Bonds (Peacehealth Proj.) Ser. D,
	1.35% (LOC: US Bank, N.A.) (Note C)	8,125,000
2,500,000	HFC Rev. Bonds (Auburn Meadows Proj.) Ser. A,
	1.35% (LOC: Wells Fargo Bank, N.A.) (Note C)	2,500,000
9,320,000	HFC Rev. Bonds (Boardwalk Apt. Proj.) Ser. A, 1.75% (LOC: Fannie Mae) (Note C, E)	9,320,000
6,200,000	HFC Rev. Bonds (Bremerton Senior Living) 1.75% (LOC: Fannie Mae) (Note C, E)	6,200,000
6,365,000	HFC Rev. Bonds (Eagle's Landing Apt. Proj.) 1.75% (LOC: Fannie Mae) (Note C, E)	6,365,000
7,400,000	HFC Rev. Bonds (Olympics Place Proj.) 1.58% (LOC: U.S. Bank, N.A.) (Note C)	7,400,000
2,000,000	HFC Rev. Bonds (Merrill Gardens Proj.) Ser. A, 1.75% (LOC: Fannie Mae) (Note C, E)	2,000,000
2,250,000	HFC Rev. Bonds (Oxford Square Apts. Proj.) Ser. A,
	2.05% (LOC: US Bank, N.A.) (Note C)	2,250,000
1,600,000	HFC Rev. Bonds (Lake Washington Apt. Proj.) 1.63% (LOC: US Bank, N.A.) (Note C)	1,600,000
4,620,000	HFC Rev. Bonds (Woodlands Proj.) Ser. A, 1.75% (LOC: Fannie Mae) (Note C, E)	4,620,000
2,320,000	Kitsap Cty. IDA Rev. Bonds, 1.80% (LOC: Wells Fargo Bank, N.A.) (Note C)	2,320,000
800,000	Olympia EDC Rev. Bonds (Spring Air Northwest Proj.)
	2.05% (LOC: US Bank, N.A.) (Note C)	800,000
23,700,000	Port Bellingham IDA Rev. Bonds (BP West Coast Prods.) 1.20% (Note C)	23,700,000
3,335,000	Port of Seattle Rev. TECP, Ser. A-2, 4.35%,
	due 12/3/08 (LOC: Bayerische Landesbank GZ)	3,335,000
2,060,000	Port of Seattle Rev. TECP, Ser. A-2, 1.65%,
	due 12/3/08 (LOC: Bayerische Landesbank GZ)	2,060,000
17,380,000	Port of Seattle Rev. TECP, Ser. A-2, 4.40%,
	due 12/9/08 (LOC: Bayerische Landesbank GZ)	17,380,000
14,270,000	Port of Seattle Rev. TECP, Ser. A-2, 3.25%,
	due 1/8/09 (LOC: Bayerische Landesbank GZ)	14,270,000

		117,385,000

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Municipal Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	WISCONSIN—0.8%
$9,000,000	Superior IDRB (Amsoil Inc. Proj.) 1.92% (LOC: Wells Fargo Bank, N.A.) (Note C)	$9,000,000

	WYOMING—0.5%
5,410,000	Lincoln Cty. PCR (Exxon Mobil Proj.) Ser. A, 0.90% (Note C)	5,410,000

	TOTAL MUNICIPAL OBLIGATIONS
	(cost $1,011,354,219)—89.2%	1,011,354,219

	OTHER ASSETS & LIABILITIES, NET—10.8%	122,297,812

	NET ASSETS—100.0%	$1,133,652,031

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM California Municipal Money Market Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	MUNICIPAL OBLIGATIONS

	CALIFORNIA—93.3%
$4,350,000	Dept. of Water Resources Rev. Bonds, Ser. B-2, 0.90% (LOC: BNP Paribas) (Note C)	$4,350,000
3,000,000	Dept. of Water Resources Rev. Bonds, Ser. C-8, 1.00%
	(LOC: Bayerische Landesbank GZ) (Note C)	3,000,000
7,400,000	Econ. Rec. Bonds, Ser. C11, 1.00% (LOC: BNP Paribas) (Note C)	7,400,000
12,900,000	Educational Facilities (CA Institute of Technology) Ser. B, 0.50% (Note C)	12,900,000
25,417,112	Freddie Mac MFC Rev. Bonds, Ser. M001, 1.97% (LOC: Freddie Mac) (Notes C, D, E)	25,417,112
10,579,865	Freddie Mac MFC Rev. Bonds, Ser. M007, 1.97% (LOC: Freddie Mac) (Notes C, D, E)	10,579,865
11,900,000	GO Bonds, (Kindergarten University) Ser. A10, 0.95%
	(LOC: Citibank, N.A.; CALSTERS) (Note C)	11,900,000
4,500,000	GO Bonds, Ser. C-2, 1.35% (LOC: Landesbank Hessen-Theuringen GZ) (Note C)	4,500,000
2,900,000	Infrastructure & EDR Bonds (Nature Kist Snacks Proj.) 2.10%
	(LOC: Wells Fargo Bank, N.A.) (Note C)	2,900,000
1,385,000	Infrastructure & EDR Bonds, Ser. A, 2.32% (LOC: Comerica Bank) (Note C)	1,385,000
5,800,000	Irvine Ranch Water Dist. Rev. Bonds, Ser. 1985B, 1.10%
	(LOC: Landesbank Hessen-Theuringen GZ) (Note C)	5,800,000
4,100,000	Irvine Ranch Water Dist. Rev. Bonds, Ser. B, 1.10% (LOC: Helaba) (Note C)	4,100,000
5,000,000	Irvine Improve. Brd. Act 1915, Rev. Bonds, 0.60%
	(LOC: State Street Bank & Trust Co.) (Note C)	5,000,000
737,000	Irvine Improve. Brd, Act 1915, Special Assessment Bonds, 0.60%
	(LOC: State Street Bank & Trust Co.) (Note C)	737,000
3,862,000	Irvine Improve. Brd, Act 1915, Special Assessment Bonds, 0.60%
	(LOC: Bank of America, N.A.) (Note C)	3,862,000
7,700,000	Lancaster Redev. Agency Rev. Bonds (Cedar Creek Proj.) 1.60%
	(LOC: Fannie Mae) (Note C, E)	7,700,000
19,000,000	Livermore Redev. Agy. Hsg. Rev. Bonds, 1.44% (LOC: FHLB) (Note C)	19,000,000
10,000,000	Los Angeles Cty. Leasing, TECP, 4.00%, due 12/9/08 (LOC: Bank of America, N.A.)	10,000,000
8,500,000	Los Angeles Cty. Leasing, TECP, 2.50%, due 12/10/08 (LOC: Bank of America, N.A)	8,500,000
5,000,000	Los Angeles Cty. MTA, TECP, 1.50%, due 11/12/08
	(LOC: Dexia Credit Local, BNP Paribas) (Note C)	5,000,000
18,000,000	Los Angeles Community Redev. Rev. Bonds (Wilshire Station Apts. Proj.)
	1.00% (LOC: Bank of America, N.A.) (Note C)	18,000,000
4,900,000	Los Angeles Dept. of Airports Rev. Bonds, Ser. A, 1.00% (LOC: BNP Paribas) (Note C)	4,900,000
1,200,000	Los Angeles Dept. of Airports Rev. Bonds, Ser. C-1, 1.40% (LOC: BNP Paribas) (Note C)	1,200,000
4,300,000	Los Angeles MFH Rev. Bonds (Watts/Athens Apts. Proj.) 1.44% (LOC: FHLB) (Note C)	4,300,000
4,105,000	Muni. Fin. Auth. Rev. Bonds, (Sierra Univ. Proj.) Ser. B, 1.26%,
	(LOC: Wells Fargo Bank) (Note C)	4,105,000
5,270,000	Northern CA Trans. Agency TECP, 1.50%, due 11/3/08 (LOC: WestLB AG)	5,270,000
13,300,000	Northern CA Trans. Agency TECP, 4.00%, due 11/3/08 (LOC: WestLB AG)	13,300,000
4,393,000	Northstar Comm. Housing Corp., Ser. A, 1.82% (LOC: U.S. Bank, N.A.) (Note C)	4,393,000
1,500,000	PCR Fin. Auth. Rev. Bonds (Atlantic Richfield Co. Proj.) Ser. A, 1.25% (Note C)	1,500,000
13,500,000	PCR Fin. Auth. Rev. Bonds (Pacific Gas & Electric) Ser. B, 1.10%
	(LOC: JPMorgan Chase Bank) (Note C)	13,500,000
2,000,000	PCR Fin. Auth. Rev. Bonds (Pacific Gas & Electric) Ser. C, 1.00%
	(LOC: JPMorgan Chase Bank) (Note C)	2,000,000
5,000,000	PCR Fin. Auth. Rev. Bonds (Pacific Gas & Electric) 0.85%
	(LOC: Bank One, N.A.) (Note C)	5,000,000
5,000,000	Port of Oakland, TECP, 1.63%, due 11/1/08	5,000,000
5,000,000	Riverside Cty. COP Notes, 1.52%, due 12/3/08
	(LOC: Bank of America, N.A.) (Note C)	5,000,000
10,860,000	Sacramento MUD Rev. Bonds, Ser. J, 0.90%,
	(LOC: Bank of America, N.A.) (Note C)	10,860,000

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM California Municipal Money Market Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

$3,300,000	Sacramento Yolo, Port Auth., Rev. Bonds, (CA Free Trade Proj.)
	1.74% (LOC: Wells Fargo Bank) (Note C)	$3,300,000
5,000,000	San Diego MFH Rev. Bonds, 1.47% (LOC: Citigroup, Inc.) (Note C)	5,000,000
850,000	San Francisco City & County MFH Rev. Bonds (Derek Silva Community)
	2.10% (LOC: Citibank, N.A.) (Note C)	850,000
15,000,000	San Gabriel Council Govt. TECP, 1.55%, due 12/4/08
	(LOC: Bayerische Landesbank GZ)	15,000,000
5,760,000	San Jose Redev. Agency Tax Allocation (Set Aside-Merged)
	Ser. C, 1.49% (LOC: Bank of New York Mellon) (Note C)	5,760,000
5,000,000	San Jose Fin. Auth. Rev. Bonds, (Civic Center Proj.) Ser. A, 0.80%
	(LOC: Bank of Nova Scotia) (Note C)	5,000,000
2,920,000	San Rafael Redev. Agency Rev. Bonds, Ser A.,
	1.49% (LOC: Citigroup, Inc.) (Note C)	2,920,000
6,100,000	South San Franscisco MFH (Magnolia Plaza Apts.) Ser. A, 1.53% (Note C)	6,100,000
1,500,000	Statewide CDA Rev. Bonds (Avian Glen Apts. Proj.) Ser. CC,
	1.44% (LOC: Citigroup, Inc.) (Note C)	1,500,000
7,300,000	Statewide CDA Rev. Bonds (Chevron USA Inc. Proj.) Ser. 1994, 0.50% (Note C)	7,300,000
5,000,000	Statewide CDA Rev. Bonds (Chino Hills Proj.) 1.60% (LOC: Fannie Mae) (Note C, E)	5,000,000
2,670,000	Statewide CDA Rev. Bonds (Crossing Madera Proj.) 1.44%
	(LOC: Citigroup, Inc.) (Note C)	2,670,000
3,340,000	Statewide CDA Rev. Bonds (Crossing Senior Proj.) 1.44%
	(LOC: Citigroup, Inc.) (Note C)	3,340,000
8,900,000	Statewide CDA Rev. Bonds (Coventry Place Apts. Proj.) 2.30%
	(LOC: Fannie Mae) (Note C, E)	8,900,000
1,900,000	Statewide CDA Rev. Bonds (Maple Square Apts. Proj.) 1.44%
	(LOC: Citigroup, Inc.) (Note C)	1,900,000
1,805,000	Statewide CDA Rev. Bonds (Masters College Proj.) 1.30%
	(LOC: U.S. Bank, N.A.) (Note C)	1,805,000
3,600,000	Statewide CDA Rev. Bonds (Pavillion Apts. Proj.) 1.60%
	(LOC: Fannie Mae) (Note C, E)	3,600,000
3,285,000	Statewide CDA Rev. Bonds (Tyrella Gardens Apt. Proj.) 2.25%
	(LOC: Citigroup, Inc.) (Note C)	3,285,000
7,090,000	University of CA Board of Regents TECP, 1.47%, due 12/11/08	7,090,000
15,000,000	University of CA Board of Regents TECP, 2.22%, due 1/9/09	15,000,000
2,160,000	University of CA TECP, Ser. A, 1.47%, due 11/3/08	2,160,000
12,058,000	University of CA TECP, Ser. A, 1.42%, due 12/1/08	12,058,000
4,383,000	University of CA TECP, 4.55%, due 11/12/08	4,383,000
7,536,000	University of CA TECP, 3.25%, due 11/12/08	7,536,000

	TOTAL MUNICIPAL OBLIGATIONS (Cost $383,815,977)—93.3%	383,815,977

	OTHER ASSETS AND LIABILITIES, NET—6.7%	27,510,882

	NET ASSETS—100.0%	$411,326,859

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM New York Municipal Money Market Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	MUNICIPAL OBLIGATIONS

	NEW YORK—93.7%
$3,700,000	Albany, IDA Rev. Bonds (South Mall Towers Proj.) Ser. A,
	1.60% (LOC: Fannie Mae) (Note C, E)	$3,700,000
2,250,000	Allegany Cty. IDA Rev. Bonds (Atlantic Richfield Proj.) 1.25% (Note C)	2,250,000
5,000,000	Dorm. Auth. Rev. Bonds, TECP Notes (Cornell University) 3.25%, due 12/10/08	5,000,000
4,000,000	Dorm. Auth. Rev. Bonds, TECP Notes (Cornell University) 1.50%, due 11/3/08	4,000,000
1,200,000	Dorm. Auth. Rev. Bonds (Cornell University) Ser. B, 1.95% (Note C)	1,200,000
1,800,000	Dutchess Cty. IDA Rev. Bonds (Marist College) 1.65%
	(LOC: Bank of New York Mellon) (Note C)	1,800,000
8,600,000	Energy Research & Dev. Auth. Facs. Rev. Bonds (Long Island Ltd.)
	Ser. A, 1.80% (LOC: Royal Bank of Scotland Group PLC) (Note C)	8,600,000
5,400,000	Energy Research & Dev. Auth. Facs. Rev. Bonds, Ser. C1,
	1.50% (LOC: Citigroup, Inc.) (Note C)	5,400,000
500,000	Environmental Facs. Rev. Bonds (General Electric Co. Proj.) Ser. A, 1.05% (Note C)	500,000
2,415,000	Geneva HFA Rev. Bonds (Depaul Community Facs.) Ser. A, 1.80% (LOC: FHLB) (Note C)	2,415,000
2,000,000	HFA Rev. Bonds (150 East 44th St. Proj.) Ser. A, 1.65% (LOC: Fannie Mae) (Note C, E)	2,000,000
3,000,000	HFA Rev. Bonds (1500 Lexington Ave. Proj.) Ser. A, 2.05% (LOC: Fannie Mae) (Note C, E)	3,000,000
1,000,000	HFA Rev. Bonds (240 East 39th St. Proj.) Ser. A, 1.50% (LOC: Freddie Mac) (Note C, E)	1,000,000
10,700,000	HFA Rev. Bonds (250 West 93rd St. Proj.) Ser. A, 1.49%
	(LOC: Fleet National Bank) (Note C)	10,700,000
6,100,000	HFA Rev. Bonds (345 East 94th St. Proj.) 1.65% (LOC: Freddie Mac) (Note C, E)	6,100,000
4,500,000	HFA Rev. Bonds (345 East 94th St. Proj.) 1.65% (LOC: Freddie Mac) (Note C, E)	4,500,000
4,000,000	HFA Rev. Bonds (350 West 43rd St. Proj.) Ser. A, 1.50%
	(LOC: Landesbank Hessen-Theuringen GZ) (Note C)	4,000,000
2,600,000	HFA Rev. Bonds (350 West 43rd St. Proj.) Ser. A, 1.50%
	(LOC: Landesbank Hessen-Theuringen GZ) (Note C)	2,600,000
9,000,000	HFA Rev. Bonds (42nd & 10th St. Proj.) Ser. A, 1.75%
	(LOC: Landesbank Baden-Wuerttemberg GZ) (Note C)	9,000,000
11,000,000	HFA Rev. Bonds (Clinton Green South Proj.) Ser. A, 1.80%
	(LOC: Bank of America, N.A.) (Note C)	11,000,000
1,400,000	HFA Rev. Bonds (Gethsemane Apts. Proj.) Ser. A, 2.20% (LOC: FHLB) (Note C)	1,400,000
2,250,000	HFA Rev. Bonds (West 38th St. Proj.) 1.65% (LOC: Fannie Mae) (Note C, E)	2,250,000
9,800,000	LGAC Rev. Bonds, Ser. B, 2.50% (LOC: WestLB AG) (Note C)	9,800,000
2,900,000	LGAC Rev. Bonds, Ser. B, 1.35% (LOC: Bank of Nova Scotia) (Note C)	2,900,000
4,100,000	LGAC Rev. Bonds, Ser. E, 1.35% (LOC: Landesbank Hessen-Theuringen GZ) (Note C)	4,100,000
400,000	Long Island Power Auth. Rev. Bonds, Ser. 1B, 1.15%
	(LOC: State Street Bank & Trust Co.) (Note C)	400,000
5,700,000	Long Island Power Auth. Rev. Bonds, Ser. 2A, 3.10% (LOC: WestLB AG) (Note C)	5,700,000
3,450,000	Long Island Power Auth. Rev. Bonds, Ser. 2B, 2.30%
	(LOC: Bayerische Landesbank GZ) (Note C)	3,450,000
7,300,000	Long Island Power Auth. Rev. Bonds, Ser. 3A, 1.40%
	(LOC: JPMorgan Chase Bank, N.A.; Landesbank Baden-Wuerttemberg) (Note C)	7,300,000
1,900,000	Long Island Power Auth. Rev. Bonds, Ser. 3B, 0.85% (LOC: WestLB AG) (Note C)	1,900,000
8,570,000	NYC Cap. Res. Corp. (Enhanced Assistance) Ser. B, 1.40%
	(LOC: Bank of America, N.A.) (Note C)	8,570,000
7,200,000	NYC GO Bonds, Sub-Ser. I6, 1.05% (LOC: CALSTERS) (Note C)	7,200,000
3,200,000	NYC GO Bonds, Sub-Ser. J2, 1.73% (LOC: WestLB AG) (Note C)	3,200,000
2,320,000	NYC HDC Rev. Bonds (1090 Franklin Ave. Proj.) 1.50% (LOC: Citibank, N.A.) (Note C)	2,320,000
7,400,000	NYC HDC Rev. Bonds (Atlantic Court Apts.) Ser. A, 1.50% (LOC: Freddie Mac) (Note C, E)	7,400,000
3,300,000	NYC HDC Rev. Bonds (Lyric Dev Proj.) Ser. A, 1.50% (LOC: Fannie Mae) (Note C, E)	3,300,000
5,000,000	NYC HDC Rev. Bonds (Nicole Proj.) Ser. A, 1.50% (LOC: Fannie Mae) (Note C, E)	5,000,000
3,000,000	NYC HDC Rev. Bonds (Spring Creek Proj.) Ser I-IIA, 1.50% (LOC: Citibank, N.A.) (Note C)	3,000,000

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM New York Municipal Money Market Portfolio • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

$10,000,000	NYC IDA Rev. Bonds (Korean Airlines) 1.50% (LOC: HSBC Bank USA) (Note C)	$10,000,000
4,370,000	NYC IDA Rev. Bonds (MSMC Realty Corp. Proj.) 1.45%
	(LOC: JPMorgan Chase Bank, N.A.) (Note C)	4,370,000
700,000	NYC IDA Rev. Bonds (USA Waste Services) 1.44%
	(LOC: JPMorgan Chase Bank, N.A.) (Note C)	700,000
6,300,000	NYC Muni Water Fin. Auth. Rev. Bonds, Ser. AA1, 1.05%
	(LIQ: State Street Bank & Trust Co.; CALSTERS) (Note C)	6,300,000
6,200,000	NYC Transitional Future Tax Secured, 1.95%
	(LOC: JPMorgan Chase Bank, N.A.) (Note C)	6,200,000
8,500,000	Power Auth. Rev. Bonds TECP Notes, Ser. 1, 2.47%, due 2/10/09
	(LOC: JPMorgan Chase Bank, N.A.; Bank of Nova Scotia; Bank of New York Mellon;
	Bayerische Landesbank GZ; Wachovia Bank, N.A.;
	Landesbank Baden-Wuerttemberg GZ; State Street Bank & Trust Co.)	8,500,000
3,000,000	Power Auth. Rev. Bonds TECP Notes, Ser. 1, 1.57%, due 11/12/08
	(LOC: JPMorgan Chase Bank, N.A.; Bank of Nova Scotia; Bank of New York Mellon;
	Bayerische Landesbank GZ; Wachovia Bank, N.A.;
	Landesbank Baden-Wuerttemberg GZ; State Street Bank & Trust Co.)	3,000,000
700,000	Suffolk Cty. IDA Rev. Bonds, (Touro College Proj.) 1.70%,
	(LOC: JPMorgan Chase Bank) (Note C)	700,000

	TOTAL MUNICIPAL OBLIGATIONS
	(cost $207,725,000)—93.7%	207,725,000

	OTHER ASSETS & LIABILITIES, NET—6.3%	14,042,238

	NET ASSETS—100.0%	$221,767,238

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Schedules of Investments – October 31, 2008

(A)	Variable rate securities. The rates shown are the current rates on October 31, 2008. Dates shown represent the next interest reset date.

(B)	Security may be called at issuer’s option prior to maturity date.

(C)	Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market rates.

(D)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On October 31, 2008, the securities amounted to $3,008,976,851 or 16.1% of net assets of the Money Market Portfolio, $92,928,219 or 8.2% of net assets of the Municipal Portfolio and $35,996,977 or 8.8% of net assets of the California Municipal Money Market Portfolio. These securities have been deemed liquid by the Board of Directors.

(E)	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

Description of Abbreviations

CDA	Community Development Authority	IDB	Industrial Development Board
COP	Certificates of Participation	IDC	Industrial Development Corporation
DFA	Developmental Finance Authority	IDRB	Industrial Development Revenue Bond
EDA	Economic Development Authority	LGAC	Local Government Advisory Committee
EDC	Economic Development Corporation	LIQ	Liquidity Agreement
EDR	Economic Development Revenue	LOC	Letter of Credit
FHLB	Federal Home Loan Bank	MFC	Multi-Family Certificates
GO	General Obligation	MFH	Multi-Family Housing
GTY	Guarantee	MTA	Metropolitan Transportation Authority
HDA	Housing Development Authority	MTN	Medium Term Note
HDC	Housing Development Corporation	MUD	Municipal Urban Development
HEFA	Housing & Educational Finance Authority	PCR	Pollution Control Revenue Bond
HFA	Housing Finance Authority	PTA	Public Transportation Authority
HFC	Housing Finance Commission	TECP	Tax-Exempt Commercial Paper
IDA	Industrial Development Authority

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
TD Asset Management USA Funds Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio [five of the series comprising TD Asset Management USA Funds Inc. (the “Funds”)] as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio of TD Asset Management USA Funds Inc. at October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 22, 2008

Directors and Officers Information
(Unaudited)

The following table contains information regarding the Company’s Directors and Officers. Directors who are not deemed to be “interested persons” of the Company, as defined in the Act, are referred to as “Independent Directors” as of December 4, 2008. A Director who is deemed to be an “interested person” of the Company is referred to as an “Interested Director.” The Company’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by writing your investment adviser or TD AMERITRADE Institutional at 4075 Sorrento Valley Blvd., Suite A, San Diego, CA 92121 or by calling 800-431-3500; or TD AMERITRADE, Inc., Client Services, P.O. Box 2209, Omaha, NE 68103-2209, or by calling 800-669-3900.

Name, Address and Age	Position(s) Held with the Company	Term of Office with the Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Company Overseen by Director	Other Directorships Held by Director††

Independent Directors

RICHARD W. DALRYMPLE	Director	Since	President of The Kevin Scott Dalrymple	10	None
		12/12/95	Foundation since February 2007; Chairman
c/o TDAM USA Inc.			of CheckSpring Community Corporation
31 West 52nd Street			from 2004 through June 2007; Chief
New York, NY 10019			Executive Officer of American Red Cross
Age 65			(Nassau County Chapter) from June 2003
through 2004; Chief Operating Officer of
National Center for Disability Services in
2002; President of Teamwork Management,
Inc. from 1996 through 2001; Trustee of The
Shannon McCormack Foundation since 1988,
The Kevin Scott Dalrymple Foundation since
1993; Director of Dime Bancorp, Inc. from
1990 through January 2002; Director of the
Council of Independent Colleges since 2000.

PETER B.M. EBY	Director	Since	Retired	10	Director of Leon’s
		6/6/02			Furniture Limited
c/o TDAM USA Inc.					since May 1977;
31 West 52nd Street					Director of Sixty-
New York, NY 10019					Split Corp. since
Age 70					March 2001;
Director of George
Weston Limited
since May 2000;
and Director of
RSplit II Corp. since
April 2004.

LAWRENCE J. TOAL	Director	Since	Vice Chairman of the Board of Trustees for	10	None
		12/12/95	Big Brothers/Big Sisters of New York City
c/o TDAM USA Inc.			since 2000; Chairman of the Board of
31 West 52nd Street			Trustees of the Healthcare Chaplaincy from
New York, NY 10019			2000 to 2008; Chairman, President and Chief
Age 71			Executive Officer of Dime Bancorp, Inc. from
January 1997 through June 2000, and
President and Chief Executive Officer of
Dime Bancorp, Inc. from July 2000 through
February 2002; and Chief Executive Officer
of The Dime Savings Bank of New York, FSB
from January 1997 to February 2002.

JAMES E. KELLY	Director	Since	Consultant and attorney to Fenwick Capital,	10
		12/4/08	LLC since November 2007; teacher at Empire
c/o TDAM USA Inc.			State College since March 2008; Chief
31 West 52nd Street			Financial Officer at Brooklyn Academy of
New York, NY 10019			Music, Inc. from September 2007 to December
Age 57			2007; Consultant and Chief Operating Officer
to the Health Care Chaplaincy from February
2003 to June 2006; and banking attorney in
private practice and General Counsel for Dime
Bancorp, Inc., from January 1998 through
2005; Trustee of Brooklyn Academy of Music,
Inc., 1999 to 2005; Trustee of Albany Law
School since 1999.

Name, Address and Age	Position(s) Held with the Company	Term of Office with the Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Company Overseen by Director	Other Directorships Held by Director††

Interested Director

GEORGE F. STAUDTER†††	Chairman	Since	Managerial and Financial Consultant,	10	None
	and	12/12/95	rendering investment management, tax and
c/o TDAM USA Inc.	Director		estate planning services to individual clients,
31 West 52nd Street			and strategic planning advice to corporate
New York, NY 10019			clients since 1989.

Age 77

Name, Address And Age	Position(s) Held with the Company	Term of Office with the Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years

Officers Who Are Not Directors

MARK BELL	President and Chief	Since 9/22/08	Since 2004, Managing Director,
	Executive Officer		Relationship Management of TD Asset
c/o TDAM USA Inc.			Management; from 2002 to 2004
31 West 52nd Street			Managing Director, Portfolio Management
New York, NY 10019			of TD Asset Management.

Age 39

ERIC KLEINSCHMIDT	Treasurer and Chief	Since 9/22/08	Since November 2004, Fund Accounting
	Financial Officer		Director of SEI Investments; from July 1999
c/o SEI Investments			to November 2004, Fund Accounting
One Freedom Valley Drive			Manager of SEI Investments.
Oaks, PA 19456

Age 40

MARC ALMES	Assistant Treasurer	Since 9/22/08	Since January 1999, Fund Accounting
Manager at SEI Investments; from 1996 to
c/o SEI Investments			1998 Fund Accounting Supervisor at SEI
One Freedom Valley Drive			Investments.
Oaks, PA 19456

Age 37

MICHELE R. TEICHNER	Chief Compliance	Since 6/11/04 and	Since January 2006, Managing Director of
	Officer, Vice President,	11/2/99	the Investment Manager; June 2004
c/o TDAM USA Inc.	and Assistant Secretary		through February 2008, Chief Compliance
31 West 52nd Street			Officer of the Investment Manager; August
New York, NY 10019			1996 to December 2005, Senior Vice
President of the Investment Manager; June
Age 49			1997 to December 2005, Senior Vice
President of TD Waterhouse Investor
Services, Inc.

DAVID FAHERTY	Secretary	Since 3/25/08	Since June 2007, employee of Citi Fund
Services Ohio, Inc.; from August 2006
c/o Citi Fund Services Ohio, Inc.			through June 2007, employee of Investors
100 Summer Street, Suite 1500			Bank & Trust Company; from January 2005
Boston, MA 02110			through September 2005, employee of
FDIC; from September 1998 through
Age 38			January 2001, employee of IKON Office
Solutions, Inc.

†	There is no set term of office for Directors and Officers. The table shows the time period for which each individual has served as Director and/or Officer.

††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the 1940 Act, as of October 31, 2008.

†††	Mr. Staudter is considered an “interested person” of the Company under the 1940 Act because he owns shares of The Toronto- Dominion Bank stock.

Annual Report
October 31, 2008

TD Asset Management USA Funds Inc.

TDAM Institutional Money Market Fund
–Institutional Class
–Institutional Service Class

TDAM Institutional U.S. Government Fund
–Institutional Class
–Institutional Service Class

TDAM Short-Term Investment Fund

TDAM Short-Term Bond Fund

TD ASSET MANAGEMENT USA FUNDS INC.
Board of Directors and Executive Officers

DIRECTORS
George F. Staudter†	Lawrence J. Toal
Independent Financial Consultant	Retired CEO of The Dime Savings Bank
and Former Chairman, President
Richard W. Dalrymple	and CEO of Dime Bancorp, Inc.
President, The Kevin Scott
Dalrymple Foundation

James E. Kelly	Peter B. M. Eby
Consultant and Attorney	Corporate Director
Fenwick Capital, LLC

EXECUTIVE OFFICERS
Mark Bell	Eric Kleinschmidt
President and	Treasurer and
Chief Executive Officer	Chief Financial Officer

Maya Gittens	Michele R. Teichner
Chief Legal Officer	Chief Compliance Officer

David Faherty
Secretary
† Interested Director

Service Providers

Investment Manager	Transfer Agent
& Administrator	Citi Fund Services Ohio, Inc.
TDAM USA Inc.	3435 Stelzer Road
31 West 52nd Street	Columbus, OH 43219
New York, NY 10019

Independent Registered	Legal Counsel
Public Accounting Firm	Willkie Farr & Gallagher LLP
Ernst & Young LLP	787 Seventh Avenue
Two Commerce Square	New York, NY 10019
2001 Market Street
Philadelphia, PA 19103

Custodian	Independent Directors Counsel
The Bank of New York Mellon	Morrison & Foerster LLP
One Wall Street	2000 Pennsylvania Avenue, N.W.
New York, NY 10286	Washington, DC 20006

Distributor
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

2

TD ASSET MANAGEMENT USA FUNDS INC.

Commentary

Market Review

U.S. financial markets struggled over the fiscal year which ended October 31, 2008. The global credit crunch, which was triggered by defaults in the U.S. subprime mortgage market, started to seriously dampen both economic and earnings growth. Equity markets fell sharply over the 12 months, with the S&P 500 Index losing approximately 36%. Most of that decline occurred in 2008. Following the fiscal year-end, the index continued to lose ground in the final months of calendar 2008, hitting an 11-year low in November. Credit conditions remain very tight, with corporate spreads at their widest ever.

Concerns about falling stock prices and a weakening economy spurred demand for Treasury bonds, as investors sought a safe haven. Government bonds posted positive returns on the fiscal year and continued to rally towards the end of 2008, with the yields on 2-year to 30-year securities falling to record lows.

As it became apparent that the tighter credit conditions around the world were having a negative impact on the global economy, world policy makers took unprecedented action. The Federal Reserve Open Market Committee (Federal Reserve), European Central Bank and Bank of England, took numerous steps to inject liquidity into the financial markets to provide stability and restore confidence.

For example, interest rates were cut significantly; enhanced short-term loan programs were offered to meet financial institutions’ cash needs; new guarantees were given for bank deposits; and cash infusions were provided to shore up the capital requirements of major banks. For their part, the governments of several countries – including the U.S., U.K., Japan, China, and members of the European Union – also announced plans for fiscal stimulus packages to help bolster economic activity. In all, the Federal funds rate was reduced to 1.00% from 5.25%, and was expected to be cut further in December.

The combination of policy measures, some of them coordinated among global central banks, demonstrate that policy makers are prepared to take the necessary steps to ensure the financial system functions properly. Still, Federal Reserve Chairman Ben Bernanke warned that it would take some time to resolve the credit problem and return to a more stable situation. In the meantime, policy makers around the world continue to take new steps to help consumers and businesses manage though these difficult times and rejuvenate economic growth.

Evidence of an economic slowdown has come through recent economic data. The U.S. economy contracted at an annualized rate of 0.5% in the third quarter of 2008, the most since the 2001 recession. The economy is expected to shrink for a second straight quarter – the technical definition of a recession – in the final three months of the year. However, the National Bureau of Economic Research recently announced that the U.S. has officially been in recession since December 2007, already making this the longest economic downturn since the early 1980s.

A significant drop in consumer spending, which accounts for more than two-thirds of the economy, was the main factor for the third-quarter weakness. Consumers cut back by an annual rate of 3.7% during the three months. It was the first decline since 1991 and the biggest since 1980. The prospect of more thrifty consumers prompted companies to scale back on business investments, as well.

The pullback in spending is reflected in the erosion of consumer confidence, which hit a 28-year low in October. Sentiment picked up somewhat in November as oil prices slid below $50 a barrel from an all-time high of $147 reached in July. That reversal pushed gasoline prices down to around $2 a gallon in November, half of what drivers paid just months earlier.

Still, consumers remain concerned about rising unemployment, weak stock markets, and falling home prices. The economy has shed more jobs already in calendar 2008 than it gained in all of 2007; and the unemployment rate has risen to 6.7% from 4.7% a year earlier. Any turnaround in the economy is largely hinged on signs that house prices and home foreclosures appear to be stabilizing.

3

One bright spot, which gives the Federal Reserve and government some leeway to stimulate the economy, is inflation. Both overall and core inflation have been trending lower in recent months. The annual rate for the overall Consumer Price Index was 3.7% in October, compared with 4.9% the previous month. The closely watched core rate, which excludes the volatile food and energy prices, fell to 2.2% year over year from 2.5% in September. Core inflation's three-month annualized trend is now 1.1%, compared with 2.7% in September.

Looking ahead, it is still unclear what the full effect of the tight credit markets will be on the rest of the economy, or how long it will last. Investors remain focused on policy makers and their efforts to rejuvenate economic activity through monetary and fiscal policy.

On the monetary side, with the federal funds rate already quite low, the Federal Reserve has limited room to lower interest rates further. But Chairman Bernanke indicated he might use less conventional policies, such as buying longer-term Treasury or agency securities on the open market in substantial quantities to help bring down longer-term interest rates. As for fiscal policy, Congress is currently working on an economic stimulus package that could total more than $500 billion. The goal is to have the plan ready for a vote when Congress convenes in January after President-elect Barack Obama takes office.

Performance Summary

In our TD Asset Management money market funds, our focus on safety of principal and liquidity has served our investors well in this difficult period.

However, the concerns about tighter credit conditions, which were spurred by defaults in the U.S. subprime mortgage market, weighed on fixed income markets during the fiscal year. The negative sentiment affected the performance of the TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund.

The TDAM Short-Term Investment Fund’s return was positive for the month of November and for the twelve month period ending November 30, 2008. However, its performance was behind the benchmark, the Citigroup 3 month T-Bill, for the fiscal year. Throughout this period, the Fund maintained an overweight in quality corporate securities with higher yields, but ongoing volatility in the credit markets led to a greater appreciation in higher-quality securities, such as the three-month T-bill in the benchmark.

During the same period, the TDAM Short-Term Bond Fund posted a positive return as well, though it underperformed the benchmark, the Merrill Lynch 1-3 Year Treasury Index. Volatility in the credit markets reduced the value of the corporate debt held in the Fund and increased the value of the Treasury securities in the benchmark. Corporate bonds, regardless of their fundamental soundness, were out of favor as these credit securities were deemed risky relative to government bonds in light of the economic and financial turmoil. With the re-pricing of risk over the past year, high-quality corporate bonds have been offering higher, more attractive yields. We continue to believe that added value will come over time from exposure to high-quality corporate bonds.

As always, we thank you for your business. We look forward to helping you manage your money successfully.

/s/ Mark Bell

Mark Bell
President and Chief Executive Officer
TD Asset Management USA Funds Inc.

December 15, 2008

Investments in the Funds are neither insured nor guaranteed, except to the extent provided by the Temporary Guarantee Program for Money Market Funds, by the Federal Deposit Insurance Corporation or the U.S. government and are not deposits or obligations of, or guaranteed by, any bank. Although Money Market Funds seek to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the TDAM Institutional Money Market Fund and TDAM Institutional U.S. Government Fund. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. For a prospectus containing this and other information about the Funds, please call 1-866-416-4031. The prospectus should be read carefully before investing or sending money.

This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied on as investment advice.

Distributor: SEI Investments Distribution Co., which is not affiliated with TD Asset Management USA Funds Inc.

For Institutional Investor Use Only

4

For the purpose of the graphs and tables, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Each graph shows the growth of a hypothetical $100,000 investment in the relevant Fund and in an appropriate broad-based securities market index for the same period. Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Fee waivers are voluntary and may be discontinued at any time. Bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TDAM Short-Term Investment Fund

Cumulative Total Returns as of 10/31/08	One Year Return	Annualized Since Inception (12/18/06)

TDAM Short-Term Investment Fund (1)	1.86%	3.28%
Citigroup 3-Month Treasury Bill Index (2)	2.31%	6.68%

(1)	Return before taxes.

(2)	The Citigroup 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization. An individual cannot invest directly in an index.

TDAM Short-Term Bond Fund

Cumulative Total Returns as of 10/31/08	One Year Return	Annualized Since Inception (12/18/06)

TDAM Short-Term Bond Fund (1)	2.67%	3.77%
Merrill Lynch 1-3 Year Treasury Index (2)	6.86%	12.43%

(1)	Return before taxes.

(2)	The Merrill Lynch 1-3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index (It includes approximately 160 issues in the form of publicly placed, coupon bearing U.S. Treasury debt). The maturity range on these securities is from one to three years. This Index is available on a monthly basis in price-only and total return versions. The value was set at 100 on 12/31/1975. An individual cannot invest directly in an index.

5

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2008 through October 31, 2008.)

The table on the following page illustrates your Fund’s costs in two ways.

  Actual Expenses. Each row marked “Actual” in the table provides information about actual account values and actual expenses. This information helps you to estimate the actual expenses that you paid over the period after fee waivers and reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number given for your Fund in the “Actual” line under the heading “Expenses Paid During Period.”

  Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. Each row in the table marked “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the applicable Fund’s actual expense ratio. This information assumes that the Fund had a return of 5% before expenses during the year, (which is not the Fund’s actual return) and that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide a hypothetical expense example based on a 5% return. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

6

Disclosure of Fund Expenses (Con’t.) (Unaudited)

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Annualized Expense Ratios 5/1/08 to 10/31/08	Expenses Paid During Period* 5/1/08 to 10/31/08

TDAM Institutional Money Market Fund - Institutional Class

Actual	$1,000.00	$1,011.80	0.21%	$1.06
Hypothetical (5% Return before expenses)	1,000.00	1,024.08	0.21%	1.07

TDAM Institutional Money Market Fund - Institutional Service Class

Actual	1,000.00	1,010.50	0.46%	2.32
Hypothetical (5% Return before expenses)	1,000.00	1,022.82	0.46%	2.34

TDAM Institutional U.S. Government Fund - Institutional Class

Actual	1,000.00	1,010.40	0.15%	0.76
Hypothetical (5% Return before expenses)	1,000.00	1,024.38	0.15%	0.76

TDAM Institutional U.S. Government Fund - Institutional Service Class

Actual	1,000.00	1,009.10	0.40%	2.02
Hypothetical (5% Return before expenses)	1,000.00	1,023.13	0.40%	2.03

TDAM Short-Term Investment Fund

Actual	1,000.00	997.90	0.35%	1.76
Hypothetical (5% Return before expenses)	1,000.00	1,023.38	0.35%	1.78

TDAM Short-Term Bond Fund

Actual	1,000.00	1,000.30	0.43%	2.16
Hypothetical (5% Return before expenses)	1,000.00	1,022.97	0.43%	2.19

*	Expenses are equal to the Funds’ or respective classes’ annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period.)

Notice to Shareholders (Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period ended October 31, 2008, the Fund is designating the following items with regard to distributions paid during the year:

	Ordinary Income Distribution	Total	U.S. Government Interest(1)	Interest Related Dividends(2)	Short-Term Capital Gain Dividends(3)
TDAM Institutional Money Market Fund	100.00%	100.00%	0.00%	99.99%	0.00%
TDAM Institutional U.S. Government Fund	100.00%	100.00%	31.62%	99.98%	100.00%
TDAM Short-Term Investment Fund	100.00%	100.00%	7.36%	99.97%	100.00%
TDAM Short-Term Bond Fund	100.00%	100.00%	24.42%	100.00%	0.00%

(1)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the period ended October 31, 2008. This amount is reflected as a percentage of net investment income distributions, Generally, interest from direct U.S. government obligations is exempt from state income tax, provided the Fund meets certain requirements.

(2)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV and or Form 1099-INT.

7

Fund Summaries as of 10/31/08 (Unaudited)

Fund Composition*

All figures are shown as a percentage of the Fund’s investments. All of the Fund’s securities are in the top tier of credit quality.

*	Fund composition is subject to change.

**	U.S. government guarantee applies to the underlying securities of the Fund and not the Fund shares.

8

TABLE OF CONTENTS

Statements of Assets and Liabilities	10

Statements of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	15

TDAM Institutional Money Market Fund Schedule of Investments	22

TDAM Institutional U.S. Government Fund Schedule of Investments	25

TDAM Short-Term Investment Fund Schedule of Investments	27

TDAM Short-Term Bond Fund Schedule of Investments	29

Notes to Schedules of Investments	31

Report of Independent Registered Public Accounting Firm	32

Directors and Officers Information	33

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-866-416-4031, or by visiting the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the 12-month period ending June 30th is available, without charge, online at www.tdamusa.com. Login to our website and click on Institutional Investors, Proxy Voting Rights. It is also available by visiting the SEC’s website at http://www.sec.gov.

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q filings are available online at www.tdamusa.com. Login to our website and click on Institutional Investors, Financial Reporting, Quarterly Fund Holdings Report. They are also available by visiting the SEC’s website at http://www.sec.gov; and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

9

Statements of Assets and Liabilities
October 31, 2008

	TDAM Institutional Money Market Fund	TDAM Institutional U.S. Government Fund	TDAM Short-Term Investment Fund	TDAM Short-Term Bond Fund
ASSETS
Cost of investments and repurchase agreements (Note 2)	$178,011,349	$713,927,779	$27,446,068	$20,987,966

Investments in securities, at value	$145,557,349	$594,931,779	$20,196,513	$20,550,987
Repurchase agreements, at value (Note 2)	32,454,000	118,996,000	6,889,000	274,000
Cash	3,000,700	—	500,957	787
Interest receivable	113,674	682,178	50,385	314,999
Prepaid expenses	23,017	42,459	5,851	4,111

TOTAL ASSETS	181,148,740	714,652,416	27,642,706	21,144,884
LIABILITIES
Payable for investment securities purchased	3,000,000	—	500,000	—
Dividends payable to shareholders	309,311	930,353	25,242	32,757
Payable to Investment Manager and its affiliates (Note 3)	46,044	123,256	4,921	7,523
Payable for capital shares redeemed	—	—	98,648	—
Payable to custodian	—	490	—	—
Other accrued expenses	28,704	67,168	25,973	45,687

TOTAL LIABILITIES	3,384,059	1,121,267	654,784	85,967

NET ASSETS	$177,764,681	$713,531,149	$26,987,922	$21,058,917

Net assets consist of:
Paid-in-capital ($.0001 par value common stock,
5 billion, 4 billion, 3 billion and
5 billion shares authorized, respectively)	$177,764,324	$713,528,674	$27,347,411	$21,280,906
Distributions in excess of net investment income	—	(388)	—	—
Accumulated net realized gains (losses) from
security transactions	357	2,863	1,066	(59,010)
Net unrealized depreciation on investments	—	—	(360,555)	(162,979)

Net assets, at value	$177,764,681	$713,531,149	$26,987,922	$21,058,917

Institutional Class net asset value, redemption price
and offering price per share (Note 2)	$ 1.00	$ 1.00	N/A	N/A

	($79,445,274 ÷ 79,445,290 shares)	($ 364,041,732 ÷ 364,040,308 shares)
Institutional Service Class net asset value, redemption
price and offering price per share (Note 2)	$ 1.00	$ 1.00	N/A	N/A

	($ 98,319,407 ÷ 98,319,034 shares)	($ 349,489,417 ÷ 349,488,366 shares)
Net asset value, redemption price and offering price
per share (Note 2)	N/A	N/A	$ 9.85	$ 9.88

			($26,987,922 ÷ 2,740,316 shares)	($21,058,917 ÷ 2,130,677 shares)

Please see accompanying notes to financial statements.

10

Statements of Operations
For the Year ended October 31, 2008

	TDAM Institutional Money Market Fund	TDAM Institutional U.S. Government Fund	TDAM Short-Term Investment Fund	TDAM Short-Term Bond Fund
INVESTMENT INCOME
Interest income	$6,219,698	$15,577,065	$717,727	$881,879

EXPENSES
Investment management fees (Note 3)	228,780	538,995	42,199	49,288
Shareholder servicing fees (Note 3)	208,865	483,031	—	—
Transfer agent fees (Note 3)	54,801	64,755	39,656	35,479
Directors’ fees (Note 4)	17,135	19,001	19,000	18,998
Professional fees	48,048	56,229	43,670	48,322
Registration fees	16,383	19,203	7,395	6,718
Custody fees	12,360	29,750	4,626	1,580
Shareholder reports and mailing	10,564	642	10,404	3,733
Temporary Guarantee Program fees (Note 7)	7,443	17,106	—	—
Other expenses	21,603	29,433	7,050	3,570

TOTAL EXPENSES	625,982	1,258,145	174,000	167,688
Fees waived/expenses reimbursed by the
Investment Manager and its affiliates (Note 3)	—	—	(99,754)	(82,590)
Reduction in custody fees due to earnings credits (Note 2)	(3,175)	(2,889)	(218)	(128)

NET EXPENSES	622,807	1,255,256	74,028	84,970

NET INVESTMENT INCOME	5,596,891	14,321,809	643,699	796,909

NET REALIZED GAINS (LOSSES) FROM
SECURITY TRANSACTIONS	529	3,225	1,066	(55,584)

NET UNREALIZED DEPRECIATION ON INVESTMENTS	—	—	(335,717)	(243,052)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,597,420	$14,325,034	$309,048	$498,273

Please see accompanying notes to financial statements.

11

Statements of Changes in Net Assets

	TDAM Institutional Money Market Fund		TDAM Institutional U.S. Government Fund
OPERATIONS:	Year Ended October 31, 2008	December 18, 2006* to October 31, 2007	Year Ended October 31, 2008	December 18, 2006* to October 31, 2007
Net investment income	$5,596,891	$5,627,970	$14,321,809	$20,769,455
Net realized gains (losses) from security transactions	529	(172)	3,225	4,795

Net increase in net assets from operations	5,597,420	5,627,798	14,325,034	20,774,250

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(3,385,751)	(2,785,193)	(9,491,553)	(12,631,381)
Institutional Service Class	(2,211,140)	(2,842,777)	(4,830,644)	(8,138,074)
From net realized gain on security transactions
Institutional Class	—	—	(3,301)	—
Institutional Service Class	—	—	(1,856)	—

Total dividends and distributions to shareholders	(5,596,891)	(5,627,970)	(14,327,354)	(20,769,455)

CAPITAL SHARE TRANSACTIONS ($1.00 per share):
Institutional Class:
Proceeds from shares sold	575,117,330	183,453,935	595,963,726	634,184,217
Shares issued in reinvestment of dividends	—	709,909	3,230	3,225,332
Payments for shares redeemed	(574,034,321)	(105,801,563)	(529,732,343)	(339,603,854)

Net increase in net assets from Institutional Class shares	1,083,009	78,362,281	66,234,613	297,805,695

Institutional Service Class:
Proceeds from shares sold	168,454,609	269,349,714	438,815,515	523,202,604
Shares issued in reinvestment of dividends	—	714,313	1,924	2,357,567
Payments for shares redeemed	(125,565,664)	(214,633,938)	(288,543,324)	(326,345,920)

Net increase in net assets from Institutional
Service Class shares	42,888,945	55,430,089	150,274,115	199,214,251

Net increase in net assets from capital share transactions	43,971,954	133,792,370	216,508,728	497,019,946

TOTAL INCREASE IN NET ASSETS	43,972,483	133,792,198	216,506,408	497,024,741
NET ASSETS:
Beginning of period	133,792,198	—	497,024,741	—

End of period	$177,764,681	$133,792,198	$713,531,149	$497,024,741

Distributions in excess of net investment income	$—	$—	$(388)	$—

*Commencement of operations

Please see accompanying notes to financial statements.

12

Statements of Changes in Net Assets

	TDAM Short-Term Investment Fund		TDAM Short-Term Bond Fund
	Year Ended October 31, 2008	December 18, 2006* to October 31, 2007	Year Ended October 31, 2008	December 18, 2006* to October 31, 2007
OPERATIONS:
Net investment income	$643,699	$549,569	$796,909	$549,845
Net realized gains (losses) from security transactions	1,066	935	(55,584)	(3,426)
Net change in unrealized appreciation (depreciation) on
investments	(335,717)	(24,838)	(243,052)	80,073

Net increase in net assets from operations	309,048	525,666	498,273	626,492

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(643,699)	(549,569)	(796,909)	(549,845)
From net realized gain on security transactions	(935)	—	—	—

Total dividends and distributions to shareholders	(644,634)	(549,569)	(796,909)	(549,845)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,963,663	17,895,545	2,866,983	18,218,710
Shares issued in reinvestment of dividends	345,640	449,854	432,681	415,736
Payments for shares redeemed	(5,158,467)	(1,148,824)	(478,028)	(175,176)

Net increase in net assets from capital share transactions	10,150,836	17,196,575	2,821,636	18,459,270

TOTAL INCREASE IN NET ASSETS	9,815,250	17,172,672	2,523,000	18,535,917
NET ASSETS:
Beginning of period	17,172,672	—	18,535,917	—

End of period	$26,987,922	$17,172,672	$21,058,917	$18,535,917

CAPITAL SHARES ISSUED AND REDEEMED:
Proceeds from shares sold	1,502,811	1,794,808	285,666	1,825,038
Shares issued in reinvestment of dividends	34,672	40,468	43,010	41,656
Payments for shares redeemed	(517,431)	(115,012)	(47,087)	(17,606)

Net capital share transactions	1,020,052	1,720,264	281,589	1,849,088

*	Commencement of operations.

Please see accompanying notes to financial statements.

13

Financial Highlights
For the year or period ended October 31,
For Shares Outstanding Throughout the Periods

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund’s financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gains (Losses) on Investments		Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions

TDAM Institutional Money Market Fund[1]
Institutional Class
2008	$1.00	$0.028	$0.002		$0.030	$(0.030)	$—		$(0.030)
2007	$1.00	$0.045	$—		$0.045	$(0.045)	$—		$(0.045)
Institutional Service Class
2008	$1.00	$0.027	$0.000	*	$0.027	$(0.027)	$—		$(0.027)
2007	$1.00	$0.043	$—		$0.043	$(0.043)	$—		$(0.043)

TDAM Institutional U.S. Government Fund[1]
Institutional Class
2008	$1.00	$0.027	$0.000	*	$0.027	$(0.027)	$(0.000	)*	$(0.027)
2007	$1.00	$0.044	$—		$0.044	$(0.044)	$—		$(0.044)
Institutional Service Class
2008	$1.00	$0.025	$0.000	*	$0.025	$(0.025)	$(0.000	)*	$(0.025)
2007	$1.00	$0.042	$—		$0.042	$(0.042)	$—		$(0.042)

TDAM Short-Term Investment Fund[1]
2008	$9.98	$0.304	$(0.119)		$0.185	$(0.315)	$—		$(0.315)
2007	$10.00	$0.441	$(0.021)		$0.420	$(0.440)	$—		$(0.440)

TDAM Short-Term Bond Fund[1]
2008	$10.02	$0.407	$(0.139)		$0.268	$(0.408)	$—		$(0.408)
2007	$10.00	$0.411	$0.017		$0.428	$(0.408)	$—		$(0.408)

	Net Asset Value, End of Period	Total Investment Return†	Net Assets End of Period	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

TDAM Institutional Money Market Fund[1]
Institutional Class
2008	$1.00	3.09%	$79,445,274	0.20%	0.20%	2.84%	N/A
2007	$1.00	4.57%	$78,362,273	0.20%‡	0.25%‡	5.16%‡	N/A
Institutional Service Class
2008	$1.00	2.83%	$98,319,407	0.46%	0.46%	2.65%	N/A
2007	$1.00	4.35%	$55,429,925	0.45%‡	0.50%‡	4.91%‡	N/A

TDAM Institutional U.S. Government Fund[1]
Institutional Class
2008	$1.00	2.81%	$364,041,732	0.14%	0.14%	2.75%	N/A
2007	$1.00	4.52%	$297,808,605	0.16%‡	0.16%‡	5.10%‡	N/A
Institutional Service Class
2008	$1.00	2.55%	$349,489,417	0.39%	0.39%	2.50%	N/A
2007	$1.00	4.30%	$199,216,136	0.41%‡	0.41%‡	4.85%‡	N/A

TDAM Short-Term Investment Fund[1]
2008	$9.85	1.86%	$26,987,922	0.35%	0.82%	3.05%	0%
2007	$9.98	4.27%	$17,172,672	0.35%‡	1.37%‡	5.09%‡	0%

TDAM Short-Term Bond Fund[1]
2008	$9.88	2.67%	$21,058,917	0.43%	0.85%	4.04%	29%
2007	$10.02	4.37%	$18,535,788	0.43%‡	1.60%‡	4.73%‡	39%

*	Amount represents less than $0.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.
‡	Annualized.
1	Fund commenced operations on December 18, 2006.
2	Based on average shares outstanding at each month end.

Please see accompanying notes to financial statements.

14

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

Note 1 — Organization

TD Asset Management USA Funds Inc., (the “Company”) was organized as a Maryland corporation on August 16, 1995. The Company changed its name from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). Shares of the Company are registered under the Securities Act of 1933, as amended. The Company currently has ten funds. This shareholder report only applies to the TDAM Institutional Money Market Fund (the “Institutional Money Market Fund”), the TDAM Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”), the TDAM Short-Term Investment Fund (the “Short-Term Investment Fund”) and the TDAM Short-Term Bond Fund (the “Short-Term Bond Fund”) (each, a “Fund” and collectively, the “Funds”). Each of the Institutional Money Market Fund and the Institutional U.S. Government Fund is a diversified investment portfolio, and each of the Short-Term Investment Fund and the Short-Term Bond Fund is a non-diversified investment portfolio. The investment objective of each diversified Fund is to seek maximum current income to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share. The investment objective of each non-diversified Fund is to provide a high level of income consistent with liquidity and preservation of capital. The Institutional Money Market Fund has the flexibility to invest broadly in U.S. dollar-denominated securities of domestic and foreign issuers. The Institutional U.S. Government Fund offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Short-Term Investment Fund invests primarily in investment-grade debt securities. The Short-Term Bond Fund invests primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations of banks and corporations. Each of the Funds commenced operations on December 18, 2006. On June 17, 2008, the Board of Directors approved the reclassification and designation of the shares of the four Funds of the Company as follows:

Authorized Shares
Institutional Money Market Fund — Institutional Class	3 billion
Institutional Money Market Fund — Institutional Service Class	2 billion
Institutional Money Market Fund — Institutional Commercial Class	3 billion
Institutional U.S. Government Fund — Institutional Class	2 billion
Institutional U.S. Government Fund — Institutional Service Class	2 billion
Institutional U.S. Government Fund — Institutional Commercial Class	3 billion
TDAM Institutional Treasury Obligations Money Market Fund — Institutional Service Class	2 billion
TDAM Institutional Treasury Obligations Money Market Fund — Institutional Commercial Class	2 billion
Short-Term Investment Fund	3 billion
Short-Term Bond Fund	5 billion

The Institutional Service Class and Commercial Class of the TDAM Institutional Treasury Obligations Money Market Fund (the “Institutional Treasury Obligations Money Market Fund”), commenced operations on November 3, 2008.

Note 2 — Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Use of Estimates — The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from these estimates.

Computation of Net Asset Value — It is the policy of each of the Institutional Money Market Fund and the Institutional U.S. Government Fund to maintain a continuous net asset value of $1.00 per share for each class. Each of these Funds has adopted certain investment, portfolio valuation and dividend and distribution

15

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

policies to enable it to do so. There is no assurance, however, that each of these Funds will be able to maintain a stable net asset value of $1.00 per share. The net asset value (“NAV”) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern time), on days when the NYSE is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Securities Valuation — Securities and assets for which market quotations are readily available are valued at current market value for the Short-Term Investment Fund and the Short-Term Bond Fund other than securities with sixty days or less remaining until maturity, which may be valued at amortized cost. Each Fund values its securities using various methods depending on the primary market or exchange on which the securities trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities’ most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. As of October 31, 2008 there were no fair valued securities.

To the extent a Fund holds securities that are traded in foreign markets, the Fund may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures. As necessary, each of the Short-Term Investment Fund and Short-Term Bond Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, each such Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. These Funds believe that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if a Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in a Fund’s shares.

Each of the Institutional Money Market Fund and Institutional U.S. Government Fund securities are valued using the amortized cost method, which approximates market value. The amortized cost method involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Repurchase Agreements — Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by TDAM USA Inc. (the Fund’s “Investment Manager” and “Administrator”), subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon price. Collateral received for securities purchased subject to repurchase agreements is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest,

16

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

Investment Income — Interest income, including amortization of discounts and premiums on securities, is accrued as earned.

Expense Offset Arrangement — The Funds have an arrangement with their custodian bank whereby the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Funds are charged a fee (i.e. “earnings debits”) by their custodian when negative cash balances are maintained. For financial reporting purposes, the Funds include net earnings debits in custody fees and net earnings credits as an expense offset in the Statements of Operations.

Dividends and Distributions to Shareholders — Dividends arising from net investment income are declared daily and paid monthly. Net realized short-term capital gain, if any, may be distributed during the year and net realized long-term capital gain, if any, is distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations.

Securities Transactions — Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Note 3 — Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of an Investment Management Agreement with the Investment Manager, a wholly-owned subsidiary of The Toronto-Dominion Bank, for the investment management services furnished to each Fund, such Fund pays the Investment Manager an annual investment management fee. With respect to each of the Institutional Money Market Fund and the Institutional U.S. Government Fund, such annual investment management fee is equal to 0.10 of 1% of average daily net assets, with respect to the Short-Term Investment Fund such annual investment management fee is equal to 0.20 of 1% of average daily net assets; and with respect to the Short-Term Bond Fund such annual investment management fee is equal to 0.25 of 1% of average daily net assets. For the year ended October 31, 2008, the Investment Manager voluntarily waived and reimbursed $99,754 and $82,590 of its investment management fee and other expenses for the Short-Term Investment Fund and the Short-Term Bond Fund, respectively.

The Administrator has been retained under an Administration Agreement to perform certain administrative services for each Fund. The Administrator does not receive a separate fee for administrative services. The Administrator has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Fund. The Administrator pays Citi’s fees for providing these services.

TD Bank, N.A. (formerly, TD Banknorth, N.A.), an affiliate of the Investment Manager, has been retained under a Shareholder Services Agreement to perform certain shareholder services necessary for the operation of the Institutional Service Class of each of the Institutional Money Market Fund and the Institutional U.S. Government Fund. The shareholder servicing plan adopted by the Institutional Service Class of each of the Institutional Money Market Fund and the Institutional U.S. Government Fund permits the Institutional Service Class of each such Fund to pay TD Bank, N.A. a monthly fee at an annual rate of up to 0.25 of 1% of its average daily net assets.

17

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

Note 4 — Directors’ Fees

Each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Fund receives, in the aggregate:

1.	a base annual retainer of $40,000, payable quarterly;

2.	a meeting fee of $4,375 for each meeting attended in person;

3.	a meeting fee of $3,000 for each meeting attended by telephone;

4.	for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and

5.	for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee fee of $2,500 for each such meeting attended.

Directors’ fees are allocated among the series of the Company.

Note 5 — Investment Transactions

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities, for the year ended October 31, 2008 were as follows for the Short-Term Funds:

	Purchases		Sales & Maturities
Fund	U.S. Gov’t	Other	U.S. Gov’t	Other
Short-Term Investment Fund	$—	$—	$500,000	$2,300,000
Short-Term Bond Fund	$9,246,392	$801,447	$1,682,250	$3,837,416

Note 6 — Federal Income Taxes

It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

On April 30, 2008, the Funds adopted Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold, including interest and penalties, would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Portfolios’ financial statements.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gain (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007, for each Fund, were all ordinary income.

18

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

As of October 31, 2008, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Institutional Money
Market Fund	$309,668	$—	$—	$—	$(309,311)	$357
Institutional U.S.
Government Fund	932,827	—	—	—	(930,352)	2,475
Short-Term
Investment Fund	42,125	960	—	(360,555)	(42,019)	(359,489)
Short-Term
Bond Fund	66,613	—	(59,010)	(162,979)	(66,613)	(221,989)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. As of October 31, 2008, the following Funds had capital loss carryforwards available to offset future capital gains, if any:

	Expires October 31, 2015	Expires October 31, 2016	Total
Short-Term Bond Fund	$3,426	$55,584	$59,010

During the year ended October 31, 2008, the TDAM Institutional Money Market Fund utilized $172 of capital loss carryforwards to offset capital gains.

At October 31, 2008, the cost of investments of the Institutional Money Market Fund and the Institutional U.S. Government Fund for Federal income tax purposes were substantially the same as the cost for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Short-Term Investment Fund and the Short-Term Bond Fund at October 31, 2008, were as follows:

Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Short-Term Investment Fund	$27,446,068	$6,832	$(367,387)	$(360,555)
Short-Term Bond Fund	20,987,966	290,497	(453,476)	(162,979)

Note 7 — Temporary Guarantee Program

On October 3, 2008, the Board of Directors of the Company approved the participation by each of the money market funds of the Company, including the Institutional Money Market Fund and Institutional U.S. Government Fund (each, a “Money Market Fund” and collectively, the “Money Market Funds”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program only protects the shares of Money Market Fund shareholders as of September 19, 2008.

Subject to certain conditions and limitations, any shares held by a Money Market Fund shareholder as of the close of business on September 19, 2008 are insured against loss under the Program in the event the Money Market Fund’s per share net asset value falls below $0.995 (a “Guarantee Event”) and the Money Market Fund subsequently liquidates its holdings. The Program only covers the amount a shareholder held in a Money Market Fund as of the close of business on September 19, 2008 or the amount the shareholder held

19

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

as of a Guarantee Event, whichever is less (“protected shares”). A shareholder who has continuously maintained an account with a Money Market Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a Guarantee Event. The coverage provided under the Program (and amount available to a shareholder in the event of a Guarantee Event and subsequent Money Market Fund liquidations) is subject to an overall limit of $50 billion for all money market funds participating in the Program.

Participation in the initial three months of the Program (i.e., until December 18, 2008) required a payment to the U.S. Department of the Treasury (“the Treasury”) in the amount of 0.01% of the net asset value of each Money Market Fund as of the close of business on September 19, 2008. This expense was borne by the Funds without regard to any expense limitation currently in effect for the Funds and the expense for the period September 19, 2008 to October 31, 2008 is included in the statement of operations, while the remaining portion is included in prepaid expense on the statement of assets and liabilities.

On November 24, 2008, the Treasury announced that the Secretary of the Treasury elected to extend the Program until April 30, 2009 (the “Program Extension”) to support ongoing stability in the market. On December 4, 2008, the Board of Directors approved the participation by each of the Money Market Funds in the Program Extension. Continued participation in the Program requires a Program Extension payment to the Treasury in the amount of 0.015% of the net asset value of each Money Market Fund as of the close of business on September 19, 2008. As with the payment for the initial term of the Program, the Program Extension payment will be borne by the Money Market Funds without regard to any expense limitation currently in effect for the Money Market Funds. The Secretary of the Treasury may further extend the Program beyond April 30, 2009 through the close of business on September 18, 2009; however, no decision has yet been made to extend the Program beyond April 30, 2009. If the Program is further extended the Money Market Funds will consider whether to continue to participate.

Note 8 — Credit Risk

The income from each Fund will vary with changes in prevailing interest rates. In addition, each Fund’s investments are subject to “credit risk,” which is the risk that an issuer will be unable to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the Institutional U.S. Government Fund (and each other Fund of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

20

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements – October 31, 2008

Note 9 — Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of operations for a fiscal period.

Note 10 — Subsequent Event

On December 4, 2008, the Board of Directors approved the reclassification and designation of shares of the 5 Funds as follows:

Authorized Shares

Institutional Money Market Fund — Institutional Class	3 Billion
Institutional Money Market Fund — Institutional Service Class	2 Billion
Institutional Money Market Fund — Commercial Class	3 Billion
Institutional U.S. Government Fund — Institutional Class	2 Billion
Institutional U.S. Government Fund — Institutional Service Class	2 Billion
Institutional U.S. Government Fund — Commercial Class	3 Billion
Institutional Treasury Obligations Money Market Fund — Institutional Class	2 Billion
Institutional Treasury Obligations Money Market Fund — Institutional Service Class	2 Billion
Institutional Treasury Obligations Money Market Fund — Commercial Class	2 Billion
Institutional Treasury Obligations Money Market Fund — Class A	2 Billion
Short-Term Investment Fund	3 Billion
Short-Term Bond Fund	5 Billion

21

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Institutional Money Market Fund • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	COMMERCIAL PAPER

	ASSET-BACKED—5.8%
$1,436,000	Long Lane Master Trust IV, 2.77%, due 11/20/08
	(LOC: Bank of America, N.A.) (Note D)	$1,433,916
4,000,000	Long Lane Master Trust IV, 2.81%, due 12/19/08
	(LOC: Bank of America, N.A.) (Note D)	3,985,067
622,000	Old Line Funding LLC, 3.51%, due 11/12/08
	(LOC: Royal Bank of Canada) (Note D)	621,335
2,000,000	Old Line Funding LLC, 3.02%, due 11/19/08
	(LOC: Royal Bank of Canada) (Note D)	1,997,000
2,300,000	Ticonderoga Funding LLC, 2.71%, due 11/19/08
	(LOC: Bank of America, N.A.) (Note D)	2,296,895

		10,334,213

	BANKS—29.6%
1,000,000	Banco Bilbao Vizcaya Argentina, 3.37%, due 12/22/08 (Note D)	995,254
1,000,000	Bank of Nova Scotia, 2.66%, due 12/10/08	997,140
4,000,000	Bank of Nova Scotia, 3.02%, due 1/27/09	3,971,000
2,175,000	HSBC USA, Inc., 2.76%, due 11/3/08	2,174,669
2,000,000	HSBC USA, Inc., 4.17%, due 11/20/08	1,995,619
2,000,000	HSBC USA, Inc., 4.17%, due 11/21/08	1,995,389
1,500,000	HSBC USA, Inc., 2.70%, due 1/28/09	1,490,173
1,000,000	JPMorgan Chase, 2.67%, due 11/6/08	999,632
3,000,000	JPMorgan Chase, 2.54%, due 12/8/08	2,992,230
3,000,000	Lloyds TSB Bank PLC, 2.05%, due 11/12/08	2,998,121
3,000,000	Lloyds TSB Bank PLC, 3.12%, due 12/22/08	2,986,825
2,000,000	Royal Bank of Canada, 2.68%, due 11/18/08	1,997,488
4,000,000	Royal Bank of Canada, 2.60%, due 12/11/08	3,988,533
3,000,000	Royal Bank of Scotland PLC, 2.65%, due 11/7/08	2,998,680
2,000,000	Royal Bank of Scotland PLC, 4.30%, due 11/19/08	1,995,720
3,000,000	Royal Bank of Scotland PLC, 2.37%, due 12/4/08	2,990,925
2,000,000	Scotia Bank Inc., 2.69%, due 12/9/08 (Note D)	1,994,363
1,000,000	Scotia Bank Inc., 2.66%, due 12/10/08 (Note D)	997,140
5,000,000	Wells Fargo & Co., 1.75%, due 11/10/08	4,997,813
500,000	Westpac Banking Corp., NY, 3.01%, due 11/10/08 (Note D)	499,625
2,000,000	Westpac Banking Corp., NY, 2.73%, due 12/3/08 (Note D)	1,995,182
4,000,000	Westpac Banking Corp., NY, 2.76%, due 12/16/08 (Note D)	3,986,250
600,000	Westpac Banking Corp., NY, 2.77%, due 1/22/09 (Note D)	596,242

		52,634,013

	DOMESTIC/FOREIGN BANK SUPPORTED—25.9%
1,000,000	BNP Paribas, 2.74%, due 11/6/08 (LOC: BNP Paribas)	999,622
2,000,000	BNP Paribas, 2.76%, due 12/2/08 (LOC: BNP Paribas)	1,995,281
2,000,000	BNP Paribas, 3.15%, due 12/17/08 (LOC: BNP Paribas)	1,991,986
2,000,000	BNP Paribas, 3.60%, due 1/26/09 (LOC: BNP Paribas)	1,982,953
2,000,000	Calyon North America Inc., 2.71%, due 11/24/08 (LOC: Calyon)	1,996,563
2,000,000	Calyon North America Inc., 2.71%, due 11/25/08 (LOC: Calyon)	1,996,413
4,000,000	Canadian Imperial Holding, 3.28%, due 12/18/08
	(LOC: Canadian Imperial Bank of Commerce)	3,982,949
2,000,000	CBA (Delaware) Finance, 2.72%, due 11/13/08
	(LOC: Commonwealth Bank of Australia)	1,998,200
2,000,000	CBA (Delaware) Finance, 2.74%, due 12/5/08
	(LOC: Commonwealth Bank of Australia)	1,994,862

22

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Institutional Money Market Fund • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

$3,000,000	CBA (Delaware) Finance, 2.72%, due 12/15/08
	(LOC: Commonwealth Bank of Australia)	$2,990,100
2,000,000	National Australia Funding (Delaware) Inc., 2.71%, due 11/7/08
	(LOC: National Australia Bank)	1,999,100
4,000,000	National Australia Funding (Delaware) Inc., 2.70%, due 11/17/08
	(LOC: National Australia Bank)	3,995,244
1,600,000	National Australia Funding (Delaware) Inc., 4.53%, due 12/4/08
	(LOC: National Australia Bank)	1,593,400
1,000,000	National Australia Funding (Delaware) Inc., 3.51%, due 12/17/08
	(LOC: National Australia Bank)	995,541
2,000,000	Santander Central Hispano Financial (Delaware) Inc., 2.73%,
	due 11/5/08 (LOC: Banco Santander)	1,999,400
2,000,000	Santander Central Hispano Financial (Delaware) Inc., 4.27%,
	due 11/21/08 (LOC: Banco Santander)	1,995,278
2,000,000	Santander Central Hispano Financial (Delaware) Inc., 2.86%,
	due 12/16/08 (LOC: Banco Santander)	1,992,900
2,000,000	Santander Central Hispano Financial (Delaware) Inc., 2.94%,
	due 1/6/09 (LOC: Banco Santander)	1,989,330
2,000,000	Societe Generale, 3.94%, due 11/17/08 (LOC: Societe Generale)	1,996,516
608,000	Societe Generale, 4.02%, due 11/26/08 (LOC: Societe Generale)	606,311
1,000,000	Svenska Handelsbank, Inc., 2.72%, due 11/24/08
	(LOC: Svenska Handelbanken AB)	998,275
4,000,000	Total Capital Canada, 2.05%, due 11/7/08 (LOC: Total SA)	3,998,633

		46,088,857

	TOTAL COMMERCIAL PAPER—61.3%	109,057,083

	CORPORATE OBLIGATION—0.6%

	BANKS—0.6%
1,000,000	Wells Fargo & Co, MTN, 4.43%, due 12/17/08 (Note A)	1,000,000

	CERTIFICATES OF DEPOSIT—20.0%
4,000,000	Banco Bilbao Vizcaya Argentaria, 2.85%, due 11/3/08	4,000,001
3,000,000	Banco Bilbao Vizcaya Argentaria, 3.60%, due 1/27/09	3,000,144
2,000,000	Bank of Montreal Chicago, 3.20%, due 11/26/08	2,000,014
4,000,000	Bank of Montreal Chicago, 3.38%, due 12/12/08	4,000,045
2,000,000	Bank of Montreal Chicago, 3.20%, due 1/23/09	2,000,046
3,000,000	Barclays Bank PLC, 4.55%, due 11/13/08	3,000,000
2,000,000	Barclays Bank PLC, 2.65%, due 11/25/08	2,000,000
3,000,000	Barclays Bank PLC, 2.75%, due 1/5/09	3,000,000
1,000,000	BNP Paribas, 2.78%, due 11/21/08	1,000,000
2,000,000	Chase Bank USA, N.A., 3.00%, due 11/18/08	2,000,000
2,000,000	Chase Bank USA, N.A., 2.82%, due 1/12/09	2,000,000
1,500,000	Fortis Bank, 2.82%, due 12/10/08	1,500,016
2,000,000	KBC Bank NV, 2.63%, due 11/10/08	2,000,000
2,000,000	Lloyds TSB Bank, 2.62%, due 11/6/08	2,000,000
2,000,000	Rabobank Nederland, 2.69%, due 11/26/08	2,000,000

		35,500,266

23

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Institutional Money Market Fund • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	REPURCHASE AGREEMENTS—18.3%
$15,000,000	Barclays Bank
	• 0.20% dated 10/31/08, due 11/03/08 in the amount of $15,000,250
	• fully collateralized by a $15,300,000 FHLB, coupon rate 2.38%,
	maturity 4/21/09, value $15,300,608	$15,000,000
17,454,000	Deutsche Bank Securities Inc.
	• 0.20% dated 10/31/08, due 11/03/08 in the amount of $17,454,291
	• fully collateralized by a $13,335,300 U.S. Treasury Bond,
	coupon rate 3.88%, maturity 1/15/09, value $17,803,165	17,454,000

		32,454,000

	TOTAL INVESTMENTS (Cost $178,011,349)—100.2%	178,011,349

	LIABILITIES IN EXCESS OF OTHER ASSETS, NET—(0.2)%	(246,668)

	NET ASSETS—100.0%	$177,764,681

Please see accompanying notes to financial statements.

24

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Institutional U.S. Government Fund • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	FANNIE MAE—23.2%
$6,500,000	Discount Notes, 2.30%, due 11/12/08 (Note F)	$6,495,472
10,000,000	Discount Notes, 2.31%, due 11/26/08 (Note F)	9,984,167
20,000,000	Discount Notes, 1.15%, due 12/5/08 (Note F)	19,978,278
10,000,000	Discount Notes, 2.21%, due 12/10/08 (Note F)	9,976,167
15,000,000	Discount Notes, 1.20%, due 12/22/08 (Note F)	14,974,500
20,000,000	Discount Notes, 2.51%, due 12/15/08 (Note F)	19,938,889
20,000,000	Discount Notes, 1.36%, due 1/29/09 (Note F)	19,933,250
15,000,000	Discount Notes, 2.16%, due 1/30/09 (Note F)	14,919,375
20,000,000	Discount Notes, 2.37%, due 2/2/09 (Note F)	19,878,583
20,000,000	Discount Notes, 2.37%, due 2/3/09 (Note F)	19,877,278
10,000,000	Discount Notes, 2.62%, due 2/17/09 (Note F)	9,922,000

		165,877,959

	FEDERAL FARM CREDIT BANK—2.2%
15,625,000	Notes, 3.10%, due 8/4/09	15,625,000

	FEDERAL HOME LOAN BANK—28.1%
25,000,000	Discount Notes, 2.42%, due 11/5/08	24,993,333
10,000,000	Discount Notes, 0.80%, due 11/6/08	9,998,889
5,000,000	Discount Notes, 2.31%, due 11/12/08	4,996,501
10,000,000	Discount Notes, 1.25%, due 11/18/08	9,994,097
20,000,000	Discount Notes, 2.54%, due 11/25/08	19,966,400
12,000,000	Discount Notes, 2.24%, due 12/12/08	11,969,523
10,000,000	Discount Notes, 2.67%, due 12/16/08	9,966,875
23,959,000	Discount Notes, 0.60%, due 12/29/08	23,935,840
10,000,000	Discount Notes, 3.34%, due 1/8/09	9,937,478
12,000,000	Discount Notes, 1.66%, due 1/13/09	11,959,850
15,000,000	Discount Notes, 2.31%, due 1/20/09	14,923,333
25,000,000	Notes, 5.13%, due 12/29/08	25,145,266
18,000,000	Notes, 2.69%, due 2/18/09 (Note A)	18,001,098
5,000,000	Notes, 2.67%, due 2/23/09 (Note A)	5,000,000

		200,788,483

	FREDDIE MAC—29.8%
6,500,000	Discount Notes, 2.40%, due 11/3/08 (Note F)	6,499,137
20,000,000	Discount Notes, 2.41%, due 11/17/08 (Note F)	19,978,667
8,000,000	Discount Notes, 2.43%, due 11/19/08 (Note F)	7,990,360
20,000,000	Discount Notes, 2.38%, due 11/20/08 (Note F)	19,974,983
16,962,000	Discount Notes, 2.12%, due 11/24/08 (Note F)	16,939,134
4,000,000	Discount Notes, 2.16%, due 12/8/08 (Note F)	3,991,161
30,000,000	Discount Notes, 1.50%, due 12/11/08 (Note F)	29,950,000
25,000,000	Discount Notes, 2.46%, due 12/17/08 (Note F)	24,921,736
7,725,000	Discount Notes, 1.30%, due 12/18/08 (Note F)	7,711,889
20,000,000	Discount Notes, 2.31%, due 12/19/08 (Note F)	19,938,667
25,000,000	Discount Notes, 2.06%, due 1/9/09 (Note F)	24,901,770
15,000,000	Discount Notes, 2.36%, due 1/20/09 (Note F)	14,921,667
15,000,000	Discount Notes, 2.16%, due 1/28/09 (Note F)	14,921,166

		212,640,337

25

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Institutional U.S. Government Fund • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		VALUE

	REPURCHASE AGREEMENTS—16.8%
$75,000,000	Barclays Bank
	• 0.20% dated 10/31/08, due 11/03/08 in the amount of $75,001,250
	• fully collateralized by a $76,098,000 Fannie Mae, coupon 6.00%,
	maturity 1/12/22, value $76,500,305	$75,000,000
43,996,000	Deutsche Bank Securities Inc.
	• 0.20% dated 10/31/08, due 11/03/08 in the amount of $43,996,733
	• fully collateralized by $33,614,000 U.S. Treasury Note, coupon 3.88%,
	maturity 1/15/09, value $44,876,049	43,996,000

		118,996,000

	TOTAL INVESTMENTS (Cost $713,927,779) — 100.1%	713,927,779

	LIABILITIES IN EXCESS OF OTHER ASSETS, NET—(0.1)%	(396,629)

	NET ASSETS—100.0%	$713,531,149

Please see accompanying notes to financial statements.

26

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Investment Fund • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		COUPON RATE (%)	MARKET VALUE

	CORPORATE OBLIGATIONS

	BANKS—0.4%
$100,000	FleetBoston Financial Corp., due 12/1/09	7.38	$100,989

	FINANCIALS—8.6%
500,000	Bear Stearns Co. Inc., MTN, Ser. B, due 1/30/09 (Note A)	3.76	498,280
400,000	Lehman Brothers Holdings Inc., MTN, due 10/22/08 (Note E)	2.88	47,000
593,000	HSBC Finance Corp., due 11/15/08	6.50	592,466
700,000	Goldman Sachs Group Inc., MTN, Ser. B, due 12/22/08 (Note A)	3.29	693,883
500,000	Caterpillar Financial Services Corp., Ser. POWR due 11/15/08	5.00	499,824

			2,331,453

	INDUSTRIALS—2.0%
550,000	Diageo Capital PLC, MTN, due 11/10/08 (Note A)	2.90	549,965

	TRANSPORTATION—0.4%
100,000	FedEx Corp., due 8/15/09	5.50	98,024

	TOTAL CORPORATE OBLIGATIONS—11.4%		3,080,431

	COMMERCIAL PAPER

	ASSET-BACKED—1.1%
300,000	Old Line Funding LLC, due 11/18/08 (LOC: Royal Bank of Canada)
	(Notes C, D)	3.92	299,448

	BANKS—24.0%
800,000	Banco Bilbao Vizcaya Argentina, S.A., due 12/22/08 (Note C)	3.37	796,696
800,000	Bank of Nova Scotia, due 1/27/09 (Note C)	3.02	793,056
200,000	HSBC USA, Inc., due 1/28/09 (Note C)	2.70	198,378
300,000	Lloyds TSB Bank PLC, due 11/12/08 (Note C)	2.05	299,812
500,000	Royal Bank of Canada, due 12/11/08 (Note C)	2.60	498,719
500,000	Royal Bank of Scotland PLC, due 11/7/08 (Note C)	2.65	499,780
300,000	Royal Bank of Scotland PLC, due 12/4/08 (Note C)	3.31	299,093
500,000	Societe Generale, due 11/7/08 (Note C)	2.76	499,772
1,000,000	Total Capital Canada, due 11/7/08 (Note C)	2.05	999,658
800,000	Wells Fargo & Co., due 11/10/08 (Note C)	1.75	799,650
400,000	Westpac Banking Corp., NY, due 11/10/08 (Notes C, D)	3.01	399,700
400,000	Westpac Banking Corp., NY, due 1/22/09 (Notes C, D)	2.77	396,724

			6,481,038

	DOMESTIC/FOREIGN BANK SUPPORTED—12.6%
400,000	BNP Paribas, due 12/17/08 (LOC: BNP Paribas) (Note C)	3.15	398,397
400,000	BNP Paribas, due 1/26/09 (LOC: BNP Paribas) (Note C)	3.60	396,845
500,000	Canadian Imperial Holding, due 11/12/08
	(LOC: Canadian Imperial Bank of Commerce) (Note C)	2.82	499,572
300,000	National Australia Funding (Delaware) Inc., due 11/7/08
	(LOC: National Australia Bank) (Note C)	2.71	299,865

27

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Investment Fund • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		COUPON RATE (%)	MARKET VALUE

$500,000	National Australia Funding (Delaware) Inc., due 12/17/08
	(LOC: National Australia Bank) (Note C)	3.51	$497,770
500,000	Rabobank Financial, due 11/13/08 (LOC: Rabobank Nederland) (Note C)	2.65	499,562
300,000	Santander Central Hispano Financial (Delaware) Inc., due 11/21/08
	(LOC: Banco Santander)(Note C)	4.27	299,292
500,000	Santander Central Hispano Financial (Delaware) Inc., due 1/6/09
	(LOC: Banco Santander)(Note C)	2.94	497,333

			3,388,636

	TOTAL COMMERCIAL PAPER—37.7%		10,169,122

	CERTIFICATES OF DEPOSIT—11.5%
300,000	Bank of Montreal Chicago, due 12/12/08	3.38	299,973
500,000	Bank of Montreal Chicago, due 11/26/08	3.20	500,125
300,000	Barclays Bank PLC, due 11/13/08	4.55	300,183
500,000	Barclays Bank PLC, due 1/5/09	2.75	500,000
500,000	Fortis Bank, due 12/10/08	2.82	499,644
500,000	KBC Bank NV, due 11/10/08	2.63	499,967
500,000	Lloyds TSB Bank, due 11/6/08	2.62	499,980

			3,099,872

	U.S. GOVERNMENT AGENCY OBLIGATIONS—11.1%
1,000,000	Freddie Mac Discount Note, due 2/2/09 (Note C)	2.29	995,580
1,000,000	Freddie Mac Discount Note, due 12/17/08 (Note C)	2.31	999,560
1,000,000	Fannie Mae Discount Note, due 2/27/09 (Note C)	2.29	994,360

			2,989,500

	BANKERS ACCEPTANCE—2.1%
250,000	Bank of America Corp., due 12/5/08	2.72	249,362
309,000	JPMorgan Chase, due 12/5/08	2.67	308,226

			557,588

	MUNICIPAL OBLIGATION—1.1%
300,000	Warren County IDA, Tax. Stupps Bros., Ser. B-2, Rev. Bonds,
	due 12/1/18 (LOC: Bank of America, N.A.) (Notes A, B)	4.00	300,000

	REPURCHASE AGREEMENTS—25.5%
5,000,000	Barclays Bank
	• 0.20% dated 10/31/08, due 11/03/08 in the amount of $5,000,083
	• fully collateralized by a $5,100,000 FHLB, coupon 2.38%,
	maturity 4/21/09, value $5,100,203
1,889,000	Deutsche Bank Securities Inc.
	• 0.20% dated 10/31/08, due 11/03/08 in the amount of $1,889,031
	• fully collateralized by a $1,443,300 U.S. Treasury Bond, coupon 3.88%,
	maturity 1/15/09, value $1,926,864	0.20	1,889,000

			6,889,000

	TOTAL INVESTMENTS (Cost $27,446,068)—100.4%		27,085,513

	LIABILITIES IN EXCESS OF OTHER ASSETS, NET—(0.4)%		(97,591)

	NET ASSETS—100.0%		$26,987,922

Please see accompanying notes to financial statements.

28

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Bond Fund • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		COUPON RATE (%)
			VALUE

	CORPORATE OBLIGATIONS

	BANKS—8.2%
$400,000	Deutsche Bank Financial Inc., due 4/25/09	7.50	$398,732
400,000	FleetBoston Financial Corp., due 12/1/09	7.38	403,955
625,000	RBC Bank USA, due 3/15/09	6.50	631,592
300,000	Santander Central Hispano Issuances LTD, due 9/14/10	7.63	282,900

			1,717,179

	FINANCIALS—21.8%
400,000	American General Finance Corp., MTN, Ser. G, due 9/1/09	5.38	241,172
320,000	Caterpillar Financial Services Corp., MTN, Ser. F, due 3/4/09	4.35	318,594
425,000	Duke Realty LP, due 1/15/10	5.25	398,392
500,000	Goldman Sachs Group LP, due 6/15/10	4.50	471,744
500,000	HSBC Finance Corp., due 9/15/09	6.30	488,543
250,000	International Lease Finance Corp., MTN, Ser. O, due 11/1/09	4.38	210,236
280,000	JPMorgan Chase & Co., due 6/15/09	7.13	280,120
500,000	Merrill Lynch & Co. Inc., MTN, Ser. C, due 2/8/10	4.25	467,248
775,000	Morgan Stanley, due 1/15/10	4.00	733,658
500,000	Pitney Bowes Credit Corp., due 9/15/09	8.55	520,099
500,000	Textron Financial Corp., due 11/1/10	5.13	461,434

			4,591,240

	INDUSTRIALS—10.4%
750,000	Arden Realty LP, due 11/15/10	8.50	769,798
240,000	Caterpillar Inc., due 9/15/09	7.25	243,170
500,000	Deere & Co., due 5/15/10	7.85	520,406
650,000	Diageo Capital PLC, MTN, due 11/1/09	7.25	659,714

			2,193,088

	TRANSPORTATION SERVICES—0.9%
200,000	FedEx Corp., due 8/15/09	5.50	196,049

	UTILITY—0.6%
130,000	Duke Energy Indiana, due 7/15/09	8.00	131,061

	TOTAL CORPORATE OBLIGATIONS—41.9%		8,828,617

	U.S. TREASURY OBLIGATIONS—38.7%
1,475,000	U.S. Treasury Note, due 5/15/10	4.50	1,545,639
500,000	U.S. Treasury Bond, due 8/31/10	2.38	507,813
1,850,000	U.S. Treasury Note, due 12/15/10	4.38	1,962,735
1,000,000	U.S. Treasury Note, due 1/15/11	4.25	1,062,266
875,000	U.S. Treasury Note, due 4/30/11	4.88	945,957
1,000,000	U.S. Treasury Note, due 8/31/11	4.63	1,079,375
1,000,000	U.S. Treasury Note, due 5/31/13	3.50	1,037,734

			8,141,519

29

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Bond Fund • Schedule of Investments
October 31, 2008

PRINCIPAL AMOUNT		COUPON RATE (%)	VALUE

	U.S. GOVERNMENT AGENCY OBLIGATIONS—10.2%
$300,000	Fannie Mae, due 6/30/10	3.27	$300,178
500,000	Fannie Mae, due 8/15/11	3.63	505,004
500,000	Federal Home Loan Bank, Ser. NV09, due 11/13/09	6.50	516,750
300,000	Federal Home Loan Bank, Ser. TF11, due 11/15/11	5.63	318,134
500,000	Federal Home Loan Bank, due 2/9/10	4.30	506,673

			2,146,739

	MUNICIPAL OBLIGATIONS—6.8%
625,000	New Jersey, Economic Development Authority, Rev. Bonds
	(Lafayette Yard Hotel Project), Tax., due 4/1/09 (LOC: MBIA)	4.99	627,538
810,000	New York State, Urban Development, Rev. Bonds (State Personal
	Income Tax Project), Tax., Ser. B-3, due 12/15/10 (LOC: MBIA)	4.22	806,574

			1,434,112

	REPURCHASE AGREEMENT—1.3%
274,000	Deutsche Bank Securities Inc.
	• 0.20% dated10/31/08, due 11/03/08 in the amount of $274,005
	• fully collateralized by a $287,256 Fannie Mae, coupon 6.00%,
	maturity 5/1/38, value $279,481	0.20	274,000

	TOTAL INVESTMENTS (Cost $20,987,966)—98.9%		20,824,987

	OTHER ASSETS AND LIABILITIES, NET— 1.1%		233,930

	NET ASSETS—100.0%		$21,058,917

Please see accompanying notes to financial statements.

30

TD ASSET MANAGEMENT USA FUNDS INC.

Notes to Schedules of Investments — October 31, 2008

(A)	Variable rate securities. The rates shown are the current rates on October 31, 2008. Dates shown represent the next interest reset date.

(B)	Security may be called at issuers option prior to maturity date.

(C)	The rate shown is the effective yield at time of purchase.

(D)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On October 31, 2008, these securities amounted to $21,398,269 or 12.0% of net assets of the Institutional Money Market Fund and $1,095,872 or 4.1% of net assets of the Short-Term Investment Fund. These securities have been deemed liquid by the Board of Directors.

(E)	This security is in default.

(F)	On September 7, 2008 the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

Description of Abbreviations
October 31, 2008

FHLB	Federal Home Loan Bank
IDA	Industrial Development Authority
LOC	Letter of Credit
MTN	Medium Term Note
MBIA	MBIA, Inc.

31

Report of Independent Registered
Public Accounting Firm

Shareholders and Board of Directors
TD Asset Management USA Funds Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund (four of the series comprising TD Asset Management USA Funds Inc. (the “Funds”)) as of October 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period December 18, 2006 (commencement of operations) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund of TD Asset Management USA Funds Inc. at October 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period December 18, 2006 (commencement of operations) to October 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 22, 2008

32

Directors and Officers Information
(Unaudited)

The following table contains information regarding the Company’s Directors and Officers. Directors who are not deemed to be “interested persons” of the Company, as defined in the Act, are referred to as “Independent Directors as of December 4, 2008.” A Director who is deemed to be an “interested person” of the Company is referred to as an “Interested Director.” The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by writing TD Asset Management USA Funds Inc., Customer Service, P.O. Box 182300, Columbus, OH 43218-2300, or by calling 1-866-416-4031.

Name, Address and Age	Position(s) Held with the Company	Term of Office with the Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Company Overseen by Director	Other Directorships Held by Director††

Independent Directors

RICHARD W. DALRYMPLE	Director	Since	President of The Kevin Scott Dalrymple	10	None
		12/12/95	Foundation since February 2007; Chairman
c/o TDAM USA Inc.			of CheckSpring Community Corporation
31 West 52nd Street			from 2004 through June 2007; Chief
New York, NY 10019			Executive Officer of American Red Cross
Age 65			(Nassau County Chapter) from June 2003
through 2004; Chief Operating Officer of
National Center for Disability Services in
2002; President of Teamwork Management,
Inc. from 1996 through 2001; Trustee of The
Shannon McCormack Foundation since 1988,
The Kevin Scott Dalrymple Foundation since
1993; Director of Dime Bancorp, Inc. from
1990 through January 2002; Director of the
Council of Independent Colleges since 2000.

PETER B.M. EBY	Director	Since	Retired.	10	Director of Leon’s
		6/6/02			Furniture Limited
c/o TDAM USA Inc.					since May 1977;
31 West 52nd Street					Director of Sixty-
New York, NY 10019					Split Corp. since
Age 70					March 2001;
Director of George
Weston Limited
since May 2000;
and Director of
RSplit II Corp. since
May 2004.

LAWRENCE J. TOAL	Director	Since	Vice Chairman of the Board of Trustees for	10	None
		12/12/95	Big Brothers/Big Sisters of New York City
c/o TDAM USA Inc.			since 2000; Chairman of the Board of
31 West 52nd Street			Trustees of the Healthcare Chaplaincy from
New York, NY 10019			2000 to 2008; Chairman, President and Chief
Age 71			Executive Officer of Dime Bancorp, Inc. from
January 1997 through June 2000, and
President, and Chief Executive Officer of
Dime Bancorp, Inc. from July 2000 through
February 2002 and Chief Executive Officer
of The Dime Savings Bank of New York, FSB
from January 1997 to February 2002.

JAMES E. KELLY	Director	Since	Consultant and attorney to Fenwick Capital,	10
		12/4/08	LLC since November 2007; teacher at Empire
c/o TDAM USA Inc.			State College since March 2008; Chief
31 West 52nd Street			Financial Officer at Brooklyn Academy of
New York, NY 10019			Music, Inc. from September 2007 to December
Age 57			2007; Consultant and Chief Operating Officer
to the Health Care Chaplaincy from February
2003 to June 2006; and banking attorney in
private practice and General Counsel for Dime
Bancorp, Inc., from January 1998 through
2005; Trustee of Brooklyn Academy of Music,
Inc., 1999 to 2005; Trustee of Albany Law
School since 1999.

33

Name, Address and Age	Position(s) Held with the Company	Term of Office with the Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Company Overseen by Director	Other Directorships Held by Director††

Interested Director

GEORGE F. STAUDTER†††	Chairman	Since	Managerial and Financial Consultant,	10	None
	and	12/12/95	rendering investment management, tax and
c/o TDAM USA Inc.	Director		estate planning services to individual clients,
31 West 52nd Street			and strategic planning advice to corporate
New York, NY 10019			clients since 1989.

Age 77

Name, Address And Age	Position(s) Held with the Company	Term of Office with the Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years

Officers Who Are Not Directors

MARK BELL	President and Chief	Since 9/22/08	Since 2004, Managing Director,
	Executive Officer		Relationship Management of TD Asset
c/o TDAM USA Inc.			Management; from 2002 to 2004
31 West 52nd Street			Managing Director, Portfolio Management
New York, NY 10019			of TD Asset Management.

Age 39

ERIC KLEINSCHMIDT	Treasurer and Chief	Since 9/22/08	Since November 2004, Fund Accounting
	Financial Officer		Director of SEI Investments; from July 1999
c/o SEI Investments			to November 2004, Fund Accounting
One Freedom Valley Drive			Manager of SEI Investments.
Oaks, PA 19456

Age 40

MARC ALMES	Assistant Treasurer	Since 9/22/08	Since January 1999, Fund Accounting
Manager at SEI Investments; from 1996 to
c/o SEI Investments			1998 Fund Accounting Supervisor at SEI
One Freedom Valley Drive			Investments.
Oaks, PA 19456

Age 37

MICHELE R. TEICHNER	Chief Compliance	Since 6/11/04 and	Since January 2006, Managing Director of
	Officer, Vice President,	11/2/99	the Investment Manager; June 2004
c/o TDAM USA Inc.	and Assistant Secretary		through February 2008, Chief Compliance
31 West 52nd Street			Officer of the Investment Manager; August
New York, NY 10019			1996 to December 2005, Senior Vice
President of the Investment Manager; June
Age 49			1997 to December 2005, Senior Vice
President of TD Waterhouse Investor
Services, Inc.

DAVID FAHERTY	Secretary	Since 3/25/08	Since June 2007, employee of Citi Fund
Services Ohio, Inc.; from August 2006
c/o Citi Fund Services Ohio, Inc.			through June 2007, employee of Investors
100 Summer Street, Suite 1500			Bank & Trust Company; from January 2005
Boston, MA 02110			through September 2005, employee of
FDIC; from September 1998 through
Age 38			January 2001, employee of IKON Office
Solutions, Inc.

†	There is no set term of office for Directors and Officers. The table shows the time period for which each individual has served as Director and/or Officer.

††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the 1940 Act, as of October 31, 2008.

†††	Mr. Staudter is considered an “interested person” of the Company under the 1940 Act because he owns shares of The Toronto- Dominion Bank stock.

34

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Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)	(1) The registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee.

3(a)	(2) The audit committee financial experts are Richard W. Dalrymple and Lawrence J. Toal, who are each “independent” for purposes of this item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

        (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2007 – $197,500 2008 – $206,900

        (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2007 – $0 2008 – $0

        (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        For services rendered by the principal accountant related to the annual tax returns and excise tax returns.

2007 – $82,200 2008 – $96,000

        (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2007 – $0 2008 – $0

        (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

        The registrant’s audit committee charter (the “charter”) notes that one of the primarily responsibilities of the Audit Committee is to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services, as required by law. In addition to the requirement to pre-approve audit and permissible non-audit services to be rendered to the Fund by its independent accountants, the Audit Committee is currently required to pre-approve non-audit services rendered by the Fund’s independent accountants to the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The charter also notes that the Audit Committee shall have the duty and power, among other things, (i) to select, retain or terminate independent accountants and, in connection therewith, without limitation, to approve the proposed terms of the independent accountants’ engagement and to approve the fees charged and proposed to be charged by the independent accountants to the Fund for audit and permissible non-audit services; and (ii) to meet with the Fund’s independent accountants at least twice during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate, to review all non-audit services provided by the independent accountants that do not require Audit Committee pre-approval and are provided to Covered Service Providers; and (iii) to grant pre-approval to any permissible non-audit services as required by law.

        The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 0% 2008 – 0%

        (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

        Not applicable.

        (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2007 – $0 2008 – $96,000

        (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

        Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

        (a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

        (a)(3) Not applicable.

        (b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TD Asset Management USA Funds Inc.

By (Signature and Title)*	/s/	Mark Bell, President

Mark Bell, President

Date	January 7, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/	Mark Bell, President

Mark Bell, President

Date	January 7, 2009

By (Signature and Title)*	/s/	Eric Kleinschmidt, Treasurer

Eric Kleinschmidt, Treasurer

Date	January 7, 2009

* Print the name and title of each signing officer under his or her signature.